UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21422

Trust for Advised Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, Wisconsin 53202
(Address of principal executive offices) (Zip code)

Christopher E. Kashmerick
Trust for Advised Portfolios
777 East Wisconsin Avenue, 10th Floor
Milwaukee, Wisconsin 53202
(Name and address of agent for service)

(626) 914-7385
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2021

Item 1. Reports to Stockholders.

(a)

Fulcrum Diversified Absolute Return Fund

INSTITUTIONAL CLASS (FARIX)

SUPER INSTITUTIONAL CLASS (FARYX)

ANNUAL REPORT TO SHAREHOLDERS

JUNE 30, 2021

DISCUSSION OF FUND PERFORMANCE

FULCRUM DIVERSIFIED ABSOLUTE RETURN FUND

Market conditions/environment July 1st 2020 to June 30th 2021

It was a strong 12-month period for risk assets as solid economic activity, stimulative economic policies and the broadening rollout of a vaccine allowed for benign market outcomes, with equities returning +37.3%1 and commodities returning +45.5%2. The path for bonds was nowhere near as smooth and they finished close to flat (+0.1%)3 over the 12-month period as investors reassessed the appropriate level for bond yields with stronger growth and inflationary pressures.

Breaking down the period further, the second half of 2020 saw a continuation of the strong economic recovery as the Covid virus was brought under control, lockdowns were eased and the economies tentatively re-opened. Optimism remained fragile, however, with the acceleration of new coronavirus cases and associated localised lockdowns in certain parts of the world. While Fiscal authorities in Europe announced the formation of the European Recovery Fund, US fiscal discussions stalled. However, Central banks remained highly accommodative globally and the Chairman of the US Federal Reserve introduced and clarified the Central Bank’s much anticipated framework on inflation. More specifically, an explicit willingness to tolerate inflation overshoots to compensate for previous undershoots was signalled, so that average inflation would be at the 2% target, as well as the Fed’s formal acknowledgement of the dominance of labour market conditions over inflation, which was a surprise. The markets interpreted this as implying that rates would stay close to zero for a long time.

The key moment for the global economy and markets came in November with two key events: leading vaccine candidates announced positive trials and political uncertainty dissipated in the US. Amidst this positive backdrop and the Federal Reserve’s accommodative measures, equities had one of the strongest Novembers on record and finished the second half of the year up +20.2%1. Sectors and regions that had suffered most during the pandemic set record breaking performance in November, with value and cyclical sectors performing particularly strongly, such as banks, insurance, automobiles and energy as investors believed growth could extend into these areas. In contrast, companies that had benefited most from lockdowns, for example in the technology sector, underperformed. Nominal government bond yields - which had been exceptionally stable in Q3-20 - begun to climb higher in Q4-20 and for the most part failed to keep pace with rising market-based inflation expectations, pushing US real bond yields (nominal yields less inflation expectations) further into negative territory and the lowest level since Treasury Inflation Protected Securities were first issued in 1997. This backdrop, combined with the shift of spending from services to goods and an ever-increasing focus on climate change, was highly supportive of the commodity complex (especially metals and energies) which were up +11.3%2 during the quarter, while the US dollar continued to depreciate against most major currencies.

On the surface at least, it was a positive start to 2021 with pro-cyclical assets reflecting a strong economic recovery, better-than-expected vaccine roll-out and supportive monetary and fiscal policy providing a positive tailwind to risk markets. Global equity markets finished the first quarter at close to their all-time highs while credit spreads tightened markedly. Meanwhile, government bond yields increased sharply in the latter half of the 1st quarter, triggering a continued outperformance of value stocks relative to growth stocks which we saw in the fourth quarter. However, the first quarter of 2021 also saw government bonds repricing to reflect a more optimistic growth and reflationary outlook. Elsewhere, oil and other commodities performed well, despite a period of US dollar strength.

Risk assets finished the first half of 2021 on a positive footing, supported by a continued global reopening as vaccinations continued apace especially in developed countries, with the S&P 500 and Nasdaq making new all-time highs. Meanwhile, long-term US bond yields halted their ascent, finishing lower and short-term US bond yields were higher on the quarter as markets interpreted the Fed’s “dots” projections in June as hawkish, after the Core CPI4 hit what was nigh on a 30-year high.

Fund Performance for the fiscal year ended June 30th 2021

Fulcrum Diversified Absolute Return Institutional Class shares returned +10.6% over the period, net of fees.

The flexibility to implement investment ideas across a broad range of assets and our focus on being able to generate returns via complementary ways that are not overly dependent on positive returns from traditional asset classes served the fund well through this period. In particular, the first quarter of 2021 was a timely reminder, as government bonds yields once perceived to be “safe”, repriced to reflect the improving economic backdrop, with yields rising sharply.

The Fund’s strong performance was broadly distributed across strategies and asset classes, with only hedging acting as a small drag on performance, which would be expected in a strong period for equities.

Directional Strategies were the largest overall contributor and in particular returns were generated from exposures to US and European equities. Within Relative Value the largest gains were from positioning within currencies, commodities, and our volatility strategies. Our equity thematic strategy was marginally down over the period given the previously mentioned rotation from growth to value names served as a headwind. Diversifying Strategies captured a broad set of returns across a wide range of assets.

Overall, the macroeconomic landscape remains fluid and data-driven as the world continues to emerge from the Covid shock and policy makers adjust policy accordingly. Our focus on diversification remains high, with investment ideas diversified by asset class, time horizon and strategy. This broad and flexible approach is one that enables us to seek to deliver returns in the broadest range of market environments.

1 MSCI World Index Hedged Daily measures the equity market performance of developed markets (Source: MSCI)

2 Commodity Research Bureau BLS/US Spot Raw Industrials Index measures price movements in 22 basic commodities whose markets are believed to be sensitive to changes in economic conditions. (Source: CRB)

3Barclays Global Aggregate Bond Index (USD Hedged): The Barclays Global Aggregate Index is a flagship measure of global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers. (Source: Barclays)

4 CPI, also known as Consumer Price Index, measures changes in the price level of a weighted average market basket of consumer goods purchased by households. It measures inflation. Core CPI measures the change in the costs of goods and services but does not include those from the food and energy sectors.

It is not possible to invest directly in an index.

Opinions expressed are those of Fulcrum Asset Management LLP and are subject to change, are not guaranteed and should not be considered investment advice.

Past performance does not guarantee future results. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Mutual fund investing involves risk. Principal loss is possible. Absolute return strategies are not designed to outperform stocks and bonds during strong market rallies. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Derivatives involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Net Asset Value of the fund, and money borrowed will be subject to interest costs. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater in emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

The Fulcrum Diversified Absolute Return Fund is distributed by Quasar Distributors, LLC.

Fulcrum Diversified Absolute Return Fund
Performance Summary (Unaudited)
June 30, 2021

Comparison of a Hypothetical $1,000,000 Investment in
the Fulcrum Diversified Absolute Return Fund - Institutional Class
and Barclays 3-month USD LIBOR Cash Index

$1,250,000
$1,200,000
$1,150,000
$1,100,000
$1,050,000
$1,000,000
$950,000
$900,000
07/31/2015
12/31/2015
06/30/2016
12/31/2016
06/30/2017
12/31/2017
06/30/2018
12/31/2018
06/30/2019
12/31/2019
06/30/2020
12/31/2020
06/30/2021
$1,200,500
$1,097,874
Fulcrum Diversified Absolute Return Fund - Institutional Class
Barclays 3-month USD LIBOR Cash Index

Investment Returns
For the periods ended June 30, 2021

	One Year	3 Year*	5 Year *	Since Inception*
Fulcrum Diversified Absolute Return Fund
Institutional Class **	10.58%	6.66%	5.00%	3.43%
Super Institutional Class **	10.60%	6.75%	5.06%	3.47%
Barclays 3-month USD LIBOR Cash Index ***	0.37%	1.84%	1.75%	1.59%

* Average annualized returns.

** Inception date on July 31, 2015.

*** The Barclays 3 month USD Libor Cash Index reflects the return of an assumed investment at the daily 3 month USD Libor rate.

As of the prospectus dated October 31, 2020, the gross and annual fund operating expense ratio for the Institutional Share Class is 1.19% and for the Super-Institutional Class is 1.16%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-855-538-5278 visiting the Fund’s website at https://www.fulcrumassetfunds.com.

Fulcrum Diversified Absolute Return Fund
Expense Example (Unaudited)
June 30, 2021

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2021 to June 30, 2021 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees. Therefore, the information under the heading “Hypothetical Performance (5% Return Before Expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses Paid During the Period

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period (1)
Institutional Class
Actual Fund Return	$1,000.00	$1,063.80	1.12%	$5.71
Hypothetical 5% Return	$1,000.00	$1,019.24	1.12%	$5.61

Super Institutional Class
Actual Fund Return	$1,000.00	$1,063.60	1.12%	$5.74
Hypothetical 5% Return	$1,000.00	$1,019.24	1.12%	$5.61

(1)	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the “period”).

Fulcrum Diversified Absolute Return Fund
Consolidated Allocation of Portfolio Holdings (Unaudited)
By Market Exposure of Cash settled instruments, Futures, and Options
June 30, 2021

6.6%
7.6%
3.1%
23.4%
3.7%
4.7%
1.8%
1.5%
1.2%
-38.8%
85.1%

- North American Equities 23.4%
- European ex-UK Equities 3.7%
- Japanese Equities 4.7%
- UK Equities 1.8%
- Asia ex-Japan Equities 1.5%
- Emerging Market Equities 1.2%
- Short Term Government Bonds 85.1%
- Developed Rates (10 year equivalent) -38.8%
- Emerging Market Rates (10 year equivalent) 3.1%
- Commodities 7.6%
- Diversifying Strategies* 6.6%

*	Diversifying Strategies – are comprised of systematically implemented exposure using futures to various asset classes which are included for diversification purposes and could include equities, fixed income, currencies and commodities.

Fulcrum Diversified Absolute Return Fund
Consolidated Allocation of Portfolio Holdings (Unaudited)
By Risk Contribution
June 30, 2021

Individual Risk1 Exposure by Strategy

Directional	5.1%
Macro Equities - North America	2.6
Climate Change	1.0
Macro Equities - Europe ex-UK	0.5
Real Assets	0.4
Macro Equities - Japan	0.3
Macro Equities - United Kingdom	0.2
Macro Equities - Asia ex-Japan	0.1
Fixed Income	2.9%
U.S. Rates	1.7
European Rates	0.5
U.K. Rates	0.4
Chinese Rates	0.1
Asian Rates	0.1
Japanese Rates	0.1
Currencies	5.5%
Japanese Yen	1.5
Scandinavian Currencies	0.8
Asian Currencies	0.7
Euro	0.5
Australian Dollar	0.5
Swiss Franc	0.4
CEEMEA Currencies	0.3
Chinese Renminbi (Yuan)	0.3
UK Pound	0.3
LATAM Currencies	0.2
Thematic Equities	2.4%
Technology Disruption	0.9
Cyclicals	0.5
Consumer Trends	0.3
Climate Change	0.2
Global Energy Sector	0.2
Idiosyncratic	0.2
Defensive	0.1
Cross Asset	0.9%
Data Surprises	0.5
Slowdown	0.3
Inflation	0.1
Commodities	3.3%
Long-dated Oil	1.1
Carbon Emissions	1.0
Global Commodities	0.8
Precious Metals	0.3
Copper	0.1
Volatility Strategies	1.1%
VRP	0.4
Tactical Dividends	0.2
Volatility Carry	0.2
Vix Put	0.2
Global Dispersion	0.1
Diversifying Strategies	0.9%
Diversifying Strategies	0.9
Macro Equities	0.9%
FTSE vs Nasdaq	0.4
Cyclical vs Long Duration Equities	0.3
Chinese Equities	0.2

Sum of Individual Volatility Risk	23.1%[2]

[1]	Individual risk by asset class - is calculated by the current category weight in the portfolio multiplied by the standard deviation of portfolio holdings in that category. Data used is as of June 30, 2021. Standalone risk is measured for each category independently of other categories and does not take into account their potential offsetting effect. Therefore, the sum of standalone risk for all categories will exceed the risk of the entire portfolio. Standalone risk indicates to the investor the risk of holding a category by itself.
[2]	Individual Risk percentages may not total to Sum of Individual Volatility Risk due to rounding.

Fulcrum Diversified Absolute Return Fund
Consolidated Schedule of Investments
June 30, 2021

COMMON STOCKS - 4.8%	Shares	Value
Aerospace/Defense - 0.0%
Dassault Aviation SA (1)	2	$2,353
MTU Aero Engines AG (1)	11	2,725
Saab AB (1)	60	1,592
		6,670
Apparel - 0.1%
adidas AG (1)	79	29,404
Asics Corp. (1)	197	4,986
Hermes International (1)	28	40,787
PRADA SpA (1)	466	3,538
PVH Corp. (2)	88	9,468
NIKE, Inc.	328	50,673
		138,856
Auto Manufacturers - 0.2%
PACCAR, Inc.	130	11,602
Tesla, Inc. (2)	196	133,221
Toyota Motor Corp. (1)	779	68,087
		212,910
Auto Parts & Equipment - 0.0%
Aptiv Plc - ADR (2)	67	10,541
NGK Spark Plug Co Ltd. (1)	400	5,926
		16,467
Banks - 0.4%
Bank of America Corp.	1,318	54,341
Citigroup, Inc.	319	22,569
Comerica, Inc.	156	11,129
DNB ASA (1)	794	17,300
Fifth Third Bancorp	110	4,205
Goldman Sachs Group, Inc./The	54	20,495
Huntington Bancshares, Inc./OH	1,147	16,368
JPMorgan Chase & Co.	465	72,326
KeyCorp	144	2,974
Macquarie Group Ltd. (1)	888	104,176
Morgan Stanley	286	26,223
PNC Financial Services Group, Inc./The	66	12,590
Royal Bank of Canada (1)	212	21,479
Toronto-Dominion Bank/The (1)	274	19,202
US Bancorp	229	13,046
Wells Fargo & Co.	637	28,850
		447,273
Beverages - 0.0%
Remy Cointreau SA (1)	159	32,824

Building Materials - 0.1%
Holcim Ltd. (1)	84	5,039
Masco Corp.	396	23,328
Owens Corning	162	15,860
Vulcan Materials Co.	170	29,592
		73,819
Chemicals - 0.1%
Albemarle Corp.	140	23,584
Arkema SA (1)	9	1,129
Brenntag SE (1)	26	2,418
Chr. Hansen Holding A/S (1)	15	1,354
Clariant AG (1)	34	676
Croda International (1)	13	1,325
DuPont de Nemours, Inc.	638	49,388
FMC Corp.	81	8,764
Givaudan SA (1)	1	4,651
Koninklijke DSM NV (1)	27	5,039
		98,328

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund
Consolidated Schedule of Investments
June 30, 2021

COMMON STOCKS (Continued)	Shares	Value
Commercial Services - 0.1%
Ashtead Group Plc (1)	170	$12,614
Automatic Data Processing, Inc.	123	24,430
Edenred (1)	47	2,678
Experian Plc (1)	298	11,485
IHS Markit Ltd. - ADR	129	14,533
Moody's Corp.	31	11,233
QinetiQ Group Plc (1)	271	1,288
RELX Plc (1)	547	14,520
S&P Global, Inc.	39	16,008
Savills Plc (1)	54	859
Square, Inc. (2)	94	22,917
Verisk Analytics, Inc.	65	11,357
		143,922
Computers - 0.1%
Alten SA (1)	255	33,804
Amdocs Ltd. - ADR	577	44,637
Jenoptik AG (1)	328	8,969
		87,410
Cosmetics/Personal Care - 0.2%
Estee Lauder Cos., Inc./The	413	131,367
Unicharm Corp. (1)	1,018	40,960
		172,327
Diversified Financial Services - 0.2%
Capital One Financial Corp.	70	10,828
London Stock Exchange Group Plc (1)	283	31,201
Mastercard, Inc.	244	89,082
Nasdaq, Inc.	26	4,571
Visa, Inc.	510	119,248
Vontobel Holding AG (1)	119	9,273
		264,203
Electric - 0.1%
Albioma SA (1)	14	573
Alliant Energy Corp.	106	5,911
Ameren Corp.	98	7,844
American Electric Power Co, Inc.	190	16,072
EDP Renovaveis SA (1)	55	1,274
Enel SpA (1)	699	6,491
Eversource Energy	131	10,511
Iberdrola SA (1)	441	5,376
RWE AG (1)	43	1,558
Sempra Energy	110	14,573
Verbund AG (1)	24	2,210
Xcel Energy, Inc.	206	13,571
		85,964
Electronics - 0.2%
Honeywell International, Inc.	264	57,908
Hoya Corp. (1)	615	81,542
Omron Corp. (1)	175	13,878
Renishaw Plc (1)	90	6,133
Trimble, Inc. (2)	57	4,664
		164,125
Energy-Alternative Sources - 0.0%
Ence Energia y Celulosa, S.A. (1)(2)	75	305
ERG SpA (1)	65	1,927
Falck Renewables SpA (1)	125	824
Nordex SE (1)(2)	54	1,311
Solaria Energia y Medio Ambiente SA (1)(2)	52	940
		5,307

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund
Consolidated Schedule of Investments
June 30, 2021

COMMON STOCKS (Continued)	Shares	Value
Environmental Control - 0.0%
Fluidra SA (1)	32	$1,269
Republic Services, Inc.	114	12,541
		13,810
Food - 0.2%
Austevoll Seafood ASA (1)	1,257	15,592
Glanbia Plc (1)	1,865	30,341
JBS SA (1)	6,760	39,673
Kikkoman Corp. (1)	153	10,095
Marfrig Global Foods SA (1)	2,306	8,883
SunOpta, Inc. (1)(2)	3,110	38,059
Tyson Foods, Inc.	432	31,864
		174,507
Forest Products & Paper - 0.0%
BillerudKorsnas AB (1)	64	1,270
Mondi Plc (1)	56	1,473
Suzano SA (1)(2)	3,351	40,356
Svenska Cellulosa AB SCA (1)	78	1,278
UPM-Kymmene Oyj (1)	69	2,610
		46,987
Healthcare Products - 0.1%
Boston Scientific Corp. (2)	437	18,686
Cochlear Ltd. (1)	93	17,553
Koninklijke Philips NV (1)	952	47,174
Siemens Healthineers AG (1)	1,142	69,981
		153,394
Healthcare Services - 0.2%
Anthem, Inc.	77	29,399
Humana, Inc.	41	18,151
IQVIA Holdings, Inc. (2)	58	14,055
UnitedHealth Group, Inc.	293	117,329
		178,934
Home Builders - 0.1%
Barratt Developments Plc (1)	315	3,029
Berkeley Group Holdings Plc (1)	37	2,352
DR Horton, Inc.	73	6,597
KB Home	1,389	56,560
LENNAR Corp.	64	6,359
NVR, Inc. (2)	4	19,893
Persimmon Plc (1)	96	3,928
PulteGroup, Inc.	307	16,753
Redrow Plc (1)	1,162	9,834
Taylor Wimpey PLC (1)	1,132	2,489
		127,794
Home Furnishings - 0.0%
Howden Joinery Group Plc (1)	111	1,254

Household Products/Wares - 0.0%
Clorox Co./The	145	26,087

Insurance - 0.2%
Admiral Group Plc (1)	73	3,175
Aflac, Inc.	106	5,688
Allstate Corp/The	47	6,131
American International Group, Inc.	160	7,616
ASR Nederland NV (1)	36	1,391
AXA SA (1)	1,359	34,460
Cattolica Assicurazioni SPA (1)(2)	488	4,053
CNP Assurances (1)	212	3,607

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund
Consolidated Schedule of Investments
June 30, 2021

COMMON STOCKS (Continued)	Shares	Value
Insurance (Continued)
Coface SA (1)	326	$3,951
Direct Line Insurance Group Plc (1)	340	1,340
Fidelity National Financial, Inc.	335	14,559
Hartford Financial Services Group Inc/The	76	4,710
Lincoln National Corp.	281	17,658
Loews Corp.	301	16,450
Marsh & McLennan Cos, Inc.	82	11,536
NN Group NV (1)	98	4,623
Phoenix Group Holdings Plc (1)	246	2,302
Prudential Financial, Inc.	69	7,070
Sampo Oyj (1)	313	14,385
SCOR SE (1)	53	1,685
Sun Life Financial, Inc. (1)	87	4,486
Travelers Cos Inc/The	42	6,288
UNIQA Insurance Group AG (1)	649	5,649
Voya Financial, Inc.	153	9,410
		192,223
Internet - 0.4%
Alphabet, Inc. (2)	75	183,134
ASOS Plc (1)(2)	28	1,921
CyberAgent, Inc. (1)	1,211	25,998
eBay, Inc.	140	9,829
Facebook, Inc. (2)	348	121,003
Future Plc (1)	1,088	47,138
Moneysupermarket.com Group Plc (1)	1,684	5,977
Rightmove Plc (1)	2,100	18,865
		413,865
Iron/Steel - 0.0%
APERAM SA (1)	23	1,178
Nucor Corp.	350	33,575
Outokumpu Oyj (1)(2)	122	731
SSAB AB (1)(2)	276	1,351
		36,835
Investment Company - 0.1%
Aker ASA (1)	19	1,401

Machinery - 0.0%
Daifuku Co Ltd. (1)	54	4,905
Husqvarna AB (1)	133	1,767
GEA Group AG (1)	42	1,701
Konecranes Oyj (1)	47	1,980
Valmet Oyj (1)	28	1,221
Yaskawa Electric Corp. (1)	226	11,046
		22,620
Media - 0.0%
Schibsted ASA (1)	525	25,341
Thomson Reuters Corp. (1)	171	16,986
		42,327
Mining - 0.1%
Alcoa Corp. (2)	722	26,598
Alumina Ltd. (1)	29,538	36,440
Rio Tinto Plc (1)	225	18,516
		81,554
Miscellaneous Manufacturing - 0.0%
Vestas Wind Systems (1)	290	11,320

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund
Consolidated Schedule of Investments
June 30, 2021

COMMON STOCKS (Continued)	Shares	Value
Oil & Gas - 0.2%
Aker BP ASA (1)	999	$31,837
Atmos Energy Corp.	55	5,286
Halliburton Co.	3,814	88,180
Murphy Oil Corp.	481	11,198
Oil Search Ltd. (1)	7,182	20,521
PrairieSky Royalty Ltd. (1)	699	8,464
		165,486
Packaging & Containers - 0.0%
AptarGroup, Inc.	45	6,338
Metsa Board Oyj (1)	109	1,121
Westrock Co.	183	9,739
		17,198
Pharmaceuticals - 0.2%
Becton Dickinson and Co.	90	21,887
Bristol-Myers Squibb Co.	695	46,440
Cigna Corp.	108	25,604
Merck & Co, Inc.	788	61,283
Organon & Co. (2)	69	2,088
Zoetis, Inc.	148	27,581
		184,883
Real Estate Services - 0.1%
CBRE Group, Inc. (2)	120	10,288
China Overseas Land & Investment Ltd. (1)	1,664	3,780
China Resources Land Ltd. (1)	1,109	4,492
Hufvudstaden AB (1)	98	1,666
REA Group Ltd. (1)	307	38,917
Vonovia SE (1)	285	18,424
Wihlborgs Fastigheter AB (1)	70	1,519
Yuexiu Property Co Ltd. (1)	1,912	2,014
Yuexiu Services Group Ltd. (1)(2)	22	16
		81,116
REIT - 0.1%
AvalonBay Communities, Inc.	48	10,017
Equity Residential	128	9,856
Invitation Homes, Inc.	191	7,122
Mirvac Group (1)	4,822	10,559
Nippon Prologis REIT, Inc. (1)	3	9,546
Prologis, Inc.	250	29,883
Segro Plc (1)	214	3,240
Sun Communities, Inc.	99	16,969
UNITE Group PLC/The (1)	76	1,129
Weyerhaeuser Co.	285	9,810
		108,131
Retail - 0.1%
Home Depot, Inc./The	218	69,518
Grafton Group Plc (1)	146	2,316
Lowe's Cos, Inc.	146	28,320
Moncler SpA (1)	61	4,127
TJX Cos, Inc./The	262	17,664
Zalando SE (1)(2)	101	12,210
		134,155

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund
Consolidated Schedule of Investments
June 30, 2021

COMMON STOCKS (Continued)	Shares	Value
Semiconductors - 0.5%
Advanced Micro Devices, Inc. (2)	280	$26,300
Analog Devices, Inc.	84	14,461
Applied Materials, Inc.	209	29,762
ASM International NV (1)	53	17,408
BE Semiconductor Industries NV (1)	84	7,125
Infineon Technologies AG (1)	3,429	137,510
Maxim Integrated Products, Inc.	60	6,322
Micron Technology, Inc. (2)	254	21,585
NVIDIA Corp.	142	113,614
SUMCO Corp. (1)	193	4,734
Tokyo Electron Ltd. (1)	258	111,658
Texas Instruments, Inc.	209	40,191
		530,670
Software - 0.1%
Broadridge Financial Solutions, Inc.	511	82,542
Workday, Inc. (2)	61	14,563
		97,105
Telecommunications - 0.1%
Viavi Solutions, Inc. (2)	7,738	136,653

Textiles - 0.0%
Mohawk Industries, Inc. (2)	82	15,760

Transportation - 0.3%
Canadian Pacific Railway Ltd. (1)	252	19,378
CH Robinson Worldwide, Inc.	207	19,390
Clarkson Plc (1)	20	882
CSX Corp.	858	27,525
Expeditors International of Washington, Inc.	63	7,976
FedEx Corp.	100	29,833
Hapag-Lloyd AG (1)	51	11,738
Kansas City Southern	34	9,634
Mitsui OSK Lines Ltd. (1)	251	12,065
United Parcel Service, Inc.	328	68,214
ZIM Integrated Shipping Services Ltd - ADR (2)	2,605	117,043
		323,678
Water - 0.0%
American Water Works Co, Inc.	72	11,097
Essential Utilities, Inc.	109	4,981
		16,078
Wholesale Distribution - 0.0%
Itochu Corp. (1)	1,628	46,893
Toyota Tsusho Corp. (1)	136	6,427
		53,320

TOTAL COMMON STOCKS (Cost $4,973,515)		5,339,550

PREFERRED STOCKS - 0.00%
Machinery - 0.00%
Jungheinrich AG (1)
0.00%	49	2,395

TOTAL PREFERRED STOCKS (Cost $2,430)		2,395

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund
Consolidated Schedule of Investments
June 30, 2021

PURCHASED OPTIONS AND WARRANTS - 3.4%		Contracts	Notional		Value
Call Option Purchased - 1.0%
Crude Oil Dec 21 Futures at $70, October 26, 2021 (3)		139	10,059,430	USD	$874,310
Crude Oil Dec 21 Futures at $80, October 26, 2021 (3)		91	6,585,670	USD	185,640
Crude Oil Dec 21 Futures at $90, October 26, 2021 (3)		20	1,447,400	USD	12,400
Crude Oil Dec 21 Futures at $100, October 26, 2021 (3)		20	1,447,400	USD	4,800
Total Call Option Purchased (Premiums Paid $349,652)					1,077,150

Put Option Purchased - 0.3%
CBOE Volatility Index (VIX) at $18, July 21, 2021		311	492,313	USD	55,980
CBOE Volatility Index (VIX) at $19, July 21, 2021		451	713,933	USD	115,005
CBOE Volatility Index (VIX) at $20, July 21, 2021		389	615,787	USD	130,315
Euro-Bund Aug 21 Futures at 171, July 23, 2021		51	8,803,110	EUR	10,280
Total Put Option Purchased (Premiums Paid $226,223)					311,580

Over-The-Counter Options Purchased - 1.5%	Counterparty [a]
AUD Call / USD Put at 0.7875 KI < 0.74, September 20, 2021 (4)(5)	GS		834,000	AUD	19,881
AUD Call / USD Put at 0.7975 KI < 0.7375, September 20, 2021 (4)(5)	GS		834,000	AUD	6,670
AUD Put / USD Call at 0.710, September 3, 2021 (4)	JPM		492,000	AUD	27,489
AUD Put / USD Call at 0.740, September 3, 2021 (4)	JPM		124,000	AUD	29,144
CAD Put / NOK Call at 6.65, August 18, 2021	JPM		5,279,000	CAD	2,921
EUR Put / GBP Call at 0.832, July 22, 2021 (6)	JPM		235,000	EUR	4,834
EUR Put / KRW Call at 1,365, August 20, 2021	JPM		5,132,000	EUR	130,054
EUR/USD > 1.2359 and EUSA30 > 0.826%, October 28, 2021 (7)	CITI		559,000	EUR	17,499
NOK Call / SEK Put at 1.009, July 15, 2021	JPM		78,311,000	NOK	6,803
SPX < 3989.76 and EUR/JPY < 131.3744, August 20, 2021 (7)	CITI		680,000	USD	49,028
SPX < 3937.275 and EUR/USD < 1.1858, September 17, 2021 (7)	CITI		682,000	USD	39,889
SPX < 3937.275 and EUR/USD < 1.1858, October 15, 2021 (7)	CITI		682,000	USD	47,011
SPX < 3957.8 and USD/JPY < 106.72, November 19, 2021 (7)	JPM		627,000	USD	85,523
SPX < 3957.8 and USD/JPY < 106.72, December 17, 2021 (7)	JPM		627,000	USD	93,194
SPX < 4068.67 and USD/JPY < 107.79 and USSW10 > 1.72, November 19, 2021 (8)	CITI		676,000	USD	2,569
SPX < 4068.67 and USD/JPY < 107.79 and USSW10 > 1.741, December 17, 2021 (8)	CITI		676,000	USD	3,245
SX5E < 3790.12 and EUR/USD < 1.1748, September 17, 2021 (7)	JPM		1,712,000	EUR	82,621
USD Call / JPY Put at 113.5, September 10, 2021 (4)	JPM		627,000	USD	110,044
USD Call / JPY Put at 115, November 4, 2021 (4)(6)	MLI		1,170,000	USD	333,624
USD Call / JPY Put at 120, September 11, 2023 (4)(6)	JPM		1,446,000	USD	483,198
XAU > $2,031.48 and USSW30 > 1.687%, September 10, 2021 (7)	MS		804,000	USD	12,382
XAU > $2,031.48 and USSW30 > 1.687%, September 24, 2021 (7)	MS		878,000	USD	18,175
Total Over-The-Counter Options (Premiums Paid $1,524,606)					1,605,798

Warrants - 0.6%
Swiss Market Index Dispersion Warrant (1)(9)
Effective: 01/28/2021, Expiration: 12/17/2021, Strike: 19.94%	UBS	30	300,000	CHF	331,668
S&P 500 Index Dispersion Warrants (9)
Effective: 04/20/2021, Expiration: 06/17/2022, Strike: 20.89%	BNP	400	400,000	USD	369,444
Total Warrants (Cost $737,705)					701,112

TOTAL PURCHASED OPTIONS AND WARRANTS (Cost/Premiums Paid $2,838,186)					3,695,640

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund
Consolidated Schedule of Investments
June 30, 2021

SHORT-TERM INVESTMENTS - 39.8%	Principal Amount		Value
United States Treasury Bills - 39.8% (10)
0.033%, 07/15/2021	5,500,000	USD	$5,499,914
0.016%, 08/05/2021	4,000,000	USD	3,999,837
0.046%, 08/12/2021	4,690,000	USD	4,689,713
0.051%, 08/26/2021	4,460,000	USD	4,459,726
0.041%, 09/09/2021	5,100,000	USD	5,099,579
0.039%, 09/23/2021	5,000,000	USD	4,999,475
0.021%, 10/07/2021	5,500,000	USD	5,499,326
0.030%, 11/04/2021	7,000,000	USD	6,998,816
0.029%, 12/02/2021	2,500,000	USD	2,499,501
Total United States Treasury Bills (Cost $43,747,121)			43,745,887

TOTAL SHORT-TERM INVESTMENTS (Cost $43,747,121)			43,745,887

Investments, at value (Cost $51,561,252) - 48.0%			52,783,472
Other Assets in Excess of Liabilities - 52.0%			57,216,997
TOTAL NET ASSETS - 100.0%			$110,000,469

ADR	American Depositary Receipt
(1)	Foreign issued security.
(2)	Non-income producing security.
(3)	Position held in subsidiary.
(4)	Binary option - Payoff is either notional amount or nothing.
(5)	Position includes a knock-in (KI) term at level indicated. Option activates when closing level above or below knock-in term as indicated.
(6)	One touch option - Option pays notional if spot rate meets strike at any point during the term of the option.
(7)	Dual binary option - Option only pays if both terms are met at maturity.
(8)	Triple barrier option - Option only pays if all terms are met at maturity.
(9)	The payout of the dispersion warrants is calculated with the observed volatility of a weighted basket of component stocks of the respective Index relative to each stock's assigned strike value in excess of the volatility of the respective Index relative to a strike volatility between the effective and expiration dates of the respective warrant.
(10)	Rate quoted is effective yield of position.

[a]	Counterparty abbreviations

BNP - BNP Paribas S.A.

CITI - Citigroup Global Markets

GS - Goldman Sachs

JPM - J.P. Morgan Investment Bank

MLI - Merrill Lynch

MS - Morgan Stanley

UBS - UBS AG

Reference entity abbreviations

EUSA30 - EUR Swap Annual 30-year

SPX - S&P 500 Index

SX5E - Euro Stoxx 50 Index

USSW30 - 30 year US Swap Rate

USSW10 - 10 year US Swap Rate

XAU - Gold spot price quoted in US dollar

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund

Consolidated Schedule of Investments

June 30, 2021

WRITTEN OPTIONS - (0.6%)	Contracts	National		Value
Call Option Written - (0.3%)
10-Year US Treasury Note Futures at $132.25, July 23,2021	(18)	(2,380,500)	USD	$(12,094)
10-Year US Treasury Note Futures at $132.75, July 23,2021	(18)	(2,380,500)	USD	(7,312)
10-Year US Treasury Note Futures at $133, July 23,2021	(18)	(2,380,500)	USD	(5,625)
10-Year US Treasury Note Futures at $133.5, July 23,2021	(18)	(2,380,500)	USD	(3,094)
CBOE Volatility Index (VIX) at $21, July 21, 2021	(140)	(221,620)	USD	(15,400)
CBOE Volatility Index (VIX) at $24, July 21, 2021	(140)	(221,620)	USD	(10,850)
CBOE Volatility Index (VIX) at $29, July 21, 2021	(140)	(221,620)	USD	(6,650)
CBOE Volatility Index (VIX) at $37.5, July 21, 2021	(140)	(221,620)	USD	(3,500)
Crude Oil Sep 21 Futures at $75, July 27, 2021 (1)	(60)	(4,477,200)	USD	(129,600)
Crude Oil Sep 21 Futures at $78, July 27, 2021 (1)	(51)	(3,805,620)	USD	(50,915)
E-mini S&P 500 at $4,260, July 2, 2021	(4)	(857,720)	USD	(6,540)
E-mini S&P 500 at $4,275, July 2, 2021	(4)	(857,720)	USD	(4,120)
E-mini S&P 500 at $4,290, July 2, 2021	(4)	(857,720)	USD	(2,120)
E-mini S&P 500 at $4,310, July 2, 2021	(4)	(857,720)	USD	(600)
Euro-Bund Aug 21 Futures at 172, July 23, 2021	(11)	(1,898,710)	EUR	(13,043)
Euro-Bund Aug 21 Futures at 173, July 23, 2021	(11)	(1,898,710)	EUR	(5,869)
Euro-Bund Aug 21 Futures at 173.5, July 23, 2021	(11)	(1,898,710)	EUR	(3,522)
Euro-Bund Aug 21 Futures at 174, July 23, 2021	(11)	(1,898,710)	EUR	(1,956)
FTSE 100 Index at 7,175, July 16, 2021 (1)	(5)	(351,874)	GBP	(1,522)
FTSE 100 Index at 7,225, July 16, 2021 (1)	(5)	(351,874)	GBP	(761)
FTSE 100 Index at 7,300, July 16, 2021 (1)	(5)	(351,874)	GBP	(277)
FTSE 100 Index at 7,350, July 16, 2021 (1)	(5)	(351,874)	GBP	(138)
JPY/USD FX at 91, July 9, 2021	(7)	(788,113)	USD	(612)
JPY/USD FX at 91.5, July 9, 2021	(7)	(788,113)	USD	(219)
JPY/USD FX at 92, July 9, 2021	(7)	(788,113)	USD	(88)
JPY/USD FX at 92.5, July 9, 2021	(7)	(788,113)	USD	(44)
Total Call Option Written (Premiums Received $312,240)				(286,471)
Put Option Written - (0.3%)
10-Year US Treasury Note Futures at $130.75, July 23,2021	(18)	(2,380,500)	USD	(1,406)
10-Year US Treasury Note Futures at $131.25, July 23,2021	(18)	(2,380,500)	USD	(2,531)
10-Year US Treasury Note Futures at $131.75, July 23,2021	(18)	(2,380,500)	USD	(4,500)
10-Year US Treasury Note Futures at $132, July 23,2021	(18)	(2,380,500)	USD	(5,906)
CBOE Volatility Index (VIX) at $15, July 21, 2021	(140)	(221,620)	USD	(3,150)
CBOE Volatility Index (VIX) at $16, July 21, 2021	(1,043)	(1,651,069)	USD	(59,972)
CBOE Volatility Index (VIX) at $17, July 21, 2021	(1,043)	(1,651,069)	USD	(117,337)
Copper Aug 21 Futures at $400, July 27, 2021 (1)	(23)	(2,466,175)	USD	(14,375)
E-mini S&P 500 at $4,160, July 2, 2021	(4)	(857,720)	USD	(80)
E-mini S&P 500 at $4,200, July 2, 2021	(4)	(857,720)	USD	(170)
E-mini S&P 500 at $4,225, July 2, 2021	(4)	(857,720)	USD	(290)
E-mini S&P 500 at $4,245, July 2, 2021	(4)	(857,720)	USD	(520)
Euro-Bund Aug 21 Futures at 169.5, July 23, 2021	(11)	(1,898,710)	EUR	(522)
Euro-Bund Aug 21 Futures at 170.5, July 23, 2021	(11)	(1,898,710)	EUR	(1,435)
Euro-Bund Aug 21 Futures at 171.5, July 23, 2021	(11)	(1,898,710)	EUR	(3,391)
Gold Aug 21 Futures at $1,725, July 27, 2021 (1)	(35)	(6,200,600)	USD	(35,000)
JPY/USD FX at 89, July 9, 2021	(7)	(788,113)	USD	(525)
JPY/USD FX at 89.5, July 9, 2021	(7)	(788,113)	USD	(1,225)
JPY/USD FX at 90, July 9, 2021	(7)	(788,113)	USD	(2,713)
JPY/USD FX at 90.5, July 9, 2021	(7)	(788,113)	USD	(5,250)
VSTOXX Futures at 20, July 21, 2021	(318)	(570,810)	EUR	(123,490)
Total Put Option Written (Premiums Received $353,960)				(383,788)

TOTAL WRITTEN OPTIONS (Premiums Received $666,200)				$(670,259)

(1) Position held in subsidiary.

Reference entity abbreviations

VSTOXX - Euro Stoxx 50 Volatility Index

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund

Consolidated Schedule of Investments

June 30, 2021

FORWARD CURRENCY CONTRACTS (1)

Settlemend Date	Currency Delivered	Pay Amount	USD Value June 30, 2021	Currency Received	Receive Amount	USD Value June 30, 2021	Unrealized Gain/(Loss)
07/02/2021	EUR	704,166	$835,000	USD	840,778	$840,778	$5,778
07/30/2021	AUD	2,481,896	1,861,587	CAD	2,308,390	1,862,183	596
07/30/2021	AUD	2,431,000	1,823,412	USD	1,848,679	1,848,679	25,267
07/30/2021	CAD	2,318,095	1,870,012	AUD	2,481,896	1,861,587	(8,425)
07/30/2021	CAD	6,738,146	5,435,676	USD	5,473,147	5,473,147	37,471
07/30/2021	CHF	7,200,400	7,788,511	USD	7,869,310	7,869,310	80,799
07/30/2021	EUR	1,026,527	1,217,981	CZK	26,192,300	1,217,669	(312)
07/30/2021	EUR	6,238,000	7,401,431	GBP	5,359,981	7,415,118	13,687
07/30/2021	EUR	4,333,017	5,141,156	JPY	573,440,181	5,163,025	21,869
07/30/2021	EUR	2,134,000	2,532,006	USD	2,537,523	2,537,523	5,517
07/30/2021	GBP	10,407,389	14,397,816	EUR	12,098,000	14,354,362	(43,454)
07/30/2021	GBP	1,326,000	1,834,418	USD	1,834,912	1,834,912	494
07/30/2021	JPY	569,789,867	5,130,159	EUR	4,333,017	5,141,156	10,997
07/30/2021	JPY	409,557,432	3,687,491	USD	3,700,512	3,700,512	13,021
07/30/2021	MXN	40,296,587	2,013,848	USD	2,026,330	2,026,330	12,482
07/30/2021	NZD	8,626,141	6,029,273	AUD	8,036,722	6,028,076	(1,197)
07/30/2021	PLN	196,524	51,549	USD	52,051	52,051	502
07/30/2021	SEK	53,514,314	6,254,858	NOK	53,599,000	6,226,067	(28,791)
07/30/2021	SEK	13,193,436	1,542,075	USD	1,561,786	1,561,786	19,711
07/30/2021	USD	1,823,630	1,823,630	AUD	2,431,000	1,823,412	(218)
07/30/2021	USD	10,638,596	10,638,596	CNH	68,812,888	10,615,259	(23,337)
07/30/2021	USD	90,836	90,836	EUR	76,000	90,175	(661)
07/30/2021	USD	3,738,406	3,738,406	GBP	2,687,000	3,717,256	(21,150)
07/30/2021	USD	229,045	229,045	HUF	67,325,244	227,095	(1,950)
07/30/2021	USD	3,706,000	3,706,000	JPY	410,094,573	3,692,327	(13,673)
07/30/2021	USD	2,032,179	2,032,179	MXN	40,296,587	2,013,848	(18,331)
07/30/2021	USD	5,396,783	5,396,783	NOK	45,614,817	5,298,624	(98,159)
07/30/2021	USD	3,612,660	3,612,660	NZD	5,102,000	3,566,062	(46,598)
07/30/2021	USD	10,000	10,000	SEK	84,719	9,902	(98)
07/30/2021	USD	2,670,042	2,670,042	SGD	3,582,990	2,664,528	(5,514)
07/30/2021	USD	1,102,396	1,102,396	ZAR	15,779,073	1,100,753	(1,643)
07/30/2021	ZAR	12,074,616	842,329	USD	851,771	851,771	9,442
09/15/2021	BRL	12,645,208	2,517,724	USD	2,498,000	2,498,000	(19,724)
09/15/2021	CLP	22,394,358	30,428	USD	30,000	30,000	(428)
09/15/2021	IDR	50,725,893,493	3,476,015	USD	3,524,831	3,524,831	48,816
09/15/2021	INR	166,597,252	2,221,832	USD	2,253,863	2,253,863	32,031
09/15/2021	KRW	56,499,152	50,156	USD	50,000	50,000	(156)
09/15/2021	PHP	101,392,976	2,071,800	USD	2,105,364	2,105,364	33,564
09/15/2021	RUB	235,988,671	3,187,920	USD	3,213,729	3,213,729	25,809
09/15/2021	THB	95,940,846	2,992,516	USD	3,070,377	3,070,377	77,861
09/15/2021	TWD	554,735	19,913	USD	20,000	20,000	87
09/15/2021	USD	1,420,747	1,420,747	BRL	7,052,500	1,404,188	(16,559)
09/15/2021	USD	97,648	97,648	CLP	70,432,020	95,700	(1,948)
09/15/2021	USD	90,000	90,000	IDR	1,303,682,000	89,335	(665)
09/15/2021	USD	1,279,000	1,279,000	INR	95,968,253	1,279,885	885
09/15/2021	USD	11,409,000	11,409,000	KRW	12,751,083,252	11,319,422	(89,578)
09/15/2021	USD	50,000	50,000	PHP	2,418,145	49,411	(589)
09/15/2021	USD	180,000	180,000	RUB	13,174,683	177,974	(2,026)
09/15/2021	USD	50,000	50,000	TWD	1,382,130	49,613	(387)
							$31,115

(1) J.P. Morgan Securities, Inc. is the counterparty to all contracts.

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund

Consolidated Schedule of Investments

June 30, 2021

FUTURES CONTRACTS

Description	Number of Contracts Long (Short)	Expiration Date	Notional Amount		Unrealized Gain/(Loss)
Amsterdam Exchanges Index	3	July 2021	518,881	EUR	$(2,653)
Australia SPI 200 Index	5	September 2021	677,112	AUD	(3,401)
Australian 3 Year Government Bond	(61)	September 2021	(5,328,935)	AUD	19,224
Australian 10 Year Government Bond	(1)	September 2021	(105,885)	AUD	458
Australian Dollar	5	September 2021	374,900	USD	(12,418)
* Brent Crude	(76)	September 2021	(5,671,120)	USD	(49,013)
* Brent Crude	21	December 2022	1,410,780	USD	182,315
British Pound	13	September 2021	1,121,656	USD	(24,031)
CAC 40 Index	13	July 2021	1,002,727	EUR	(20,562)
Canadian 10 Year Government Bond	(12)	September 2021	(1,408,712)	CAD	(7,767)
Canadian Dollar	10	September 2021	806,200	USD	(19,797)
* Canola	6	November 2021	78,577	CAD	12,932
CBOE Volatility Index	10	July 2021	179,033	USD	(7,784)
CBOE Volatility Index	(16)	August 2021	(315,979)	USD	10,297
* Cocoa	(1)	September 2021	(23,890)	USD	(193)
* Coffee 'C'	1	September 2021	59,906	USD	484
* Copper	2	September 2021	214,450	USD	745
* Corn	3	September 2021	89,888	USD	(3,821)
* Cotton No. 2	3	December 2021	127,350	USD	(2,944)
* Crude Oil	3	August 2021	220,410	USD	6,813
DAX Index	1	September 2021	460,307	EUR	(4,597)
DAX Mini	6	September 2021	552,369	EUR	(5,575)
E-mini Dow	1	September 2021	171,995	USD	3,132
E-mini Russell 2000 Index	1	September 2021	115,390	USD	(404)
E-mini S&P 500	48	September 2021	10,292,640	USD	142,314
Euro FX Currency	51	September 2021	7,563,938	USD	(60,157)
EURO STOXX 50 Dividend Index	24	December 2022	308,199	EUR	5,331
Euro STOXX 50 Index	(73)	September 2021	(3,510,423)	EUR	66,499
Euro STOXX 50 Volatility Index	(3)	July 2021	(6,385)	EUR	93
Euro STOXX 50 Volatility Index	(57)	August 2021	(128,754)	EUR	2,887
Euro-Bund	42	September 2021	8,596,217	EUR	19,762
Euro-BUXL 30 Year Bond	48	September 2021	11,567,582	EUR	78,860
* European Emission Allowances	49	December 2021	3,275,188	EUR	641,257
* Feeder Cattle	(1)	August 2021	(77,313)	USD	(1,603)
FTSE 100 Dividend Index	46	December 2022	161,561	GBP	3,117
FTSE 100 Index	17	September 2021	1,641,539	GBP	(23,840)
FTSE/JSE TOP 40 Index	1	September 2021	41,930	ZAR	(985)
FTSE/MIB Index	2	September 2021	296,484	EUR	(6,895)
Hang Seng China Enterprises Index	14	July 2021	953,041	HKD	(19,153)
Hang Seng Index	2	July 2021	368,739	HKD	(6,341)
* Hard Red Winter Wheat	1	September 2021	32,950	USD	935
IBEX 35 Index	2	July 2021	208,414	EUR	(8,512)
Japanese Yen	(13)	September 2021	(1,463,638)	USD	7,901
Korea 10 Year Bond	(3)	September 2021	(335,097)	KRW	572
Korea 3 Year Bond	(142)	September 2021	(13,866,483)	KRW	44,514
Korea Stock Exchange KOSPI 200 Index	2	September 2021	194,845	KRW	2,572
* Lean Hogs	5	August 2021	206,500	USD	(30,634)
* Live Cattle	(1)	August 2021	(49,090)	USD	(681)
* London Metal Exchange Lead	4	July 2021	226,400	USD	5,544
* London Metal Exchange Lead	(4)	July 2021	(226,400)	USD	(6,705)
* London Metal Exchange Lead	2	August 2021	113,450	USD	3,957

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund

Consolidated Schedule of Investments

June 30, 2021

FUTURES CONTRACTS  (Continued)

Description	Number of Contracts Long (Short)	Expiration Date	Notional Amount		Unrealized Gain/(Loss)
* London Metal Exchange Nickel	1	July 2021	109,236	USD	$1,311
* London Metal Exchange Nickel	(1)	July 2021	(109,236)	USD	(519)
* London Metal Exchange Nickel	1	August 2021	109,248	USD	453
* London Metal Exchange Primary Aluminum	2	July 2021	125,975	USD	(2,418)
* London Metal Exchange Primary Aluminum	(2)	July 2021	(125,975)	USD	(3,981)
* London Metal Exchange Primary Aluminum	2	August 2021	126,125	USD	3,969
* London Metal Exchange Zinc	1	July 2021	74,256	USD	(1,353)
* London Metal Exchange Zinc	(1)	July 2021	(74,256)	USD	741
* London Metal Exchange Zinc	1	August 2021	74,331	USD	(847)
Long Gilt	(74)	September 2021	(13,112,836)	GBP	(64,009)
* Low Sulphur Gas Oil	2	August 2021	119,650	USD	2,497
Mexican Peso	5	September 2021	124,250	USD	(1,333)
* Milling Wheat No. 2	4	December 2021	49,742	EUR	556
MSCI Emerging Markets Index	2	September 2021	136,480	USD	586
MSCI World Index	(83)	September 2021	(7,512,330)	USD	5,259
NASDAQ 100 E-mini	1	September 2021	—	USD	(1,310)
* Natural Gas	3	August 2021	109,500	USD	8,642
New Zealand Dollar	7	September 2021	488,810	USD	(14,257)
Nikkei 225 Dividend Index	5	December 2022	237,319	JPY	(3,931)
Nikkei 225 Mini	11	September 2021	1,422,836	JPY	(12,942)
Nikkei 225 Mini	9	September 2021	2,331,518	JPY	(17,933)
Nikkei 225 Mini	27	September 2021	699,455	JPY	(5,504)
* NY Harbor ULSD	1	August 2021	89,389	USD	(317)
OMX 30 Index	14	July 2021	370,690	SEK	(2,077)
* Platinum	10	October 2021	536,450	USD	(16,904)
* RBOB Gasoline	1	August 2021	94,156	USD	720
* Red Spring Wheat	1	September 2021	42,488	USD	4,832
* Robusta Coffee	4	September 2021	68,200	USD	3,926
S&P 500 Dividend Index	193	December 2021	2,885,350	USD	859,417
S&P 500 Dividend Index	131	December 2022	2,037,050	USD	293,657
S&P 500 Dividend Index	68	December 2023	1,082,050	USD	380,554
S&P/Toronto Stock Exchange 60 Index	8	September 2021	1,552,372	CAD	6,630
SGX MSCI Singapore Index	9	July 2021	237,901	SGD	494
* SGX TSI Iron Ore	4	July 2021	84,476	USD	8,184
Short-Term Euro-BTP	12	September 2021	1,610,150	EUR	267
* Silver	1	September 2021	130,970	USD	(9,557)
* Soybean	1	November 2021	69,950	USD	(2,653)
* Soybean Meal	1	December 2021	38,170	USD	(1,313)
* Soybean Oil	1	December 2021	37,656	USD	(2,229)
STOXX 600 Banks Index	2	September 2021	43,730	EUR	(1,675)
* Sugar No. 11	3	October 2021	60,110	USD	461
Swiss Franc	3	September 2021	405,713	USD	(14,311)
U.S. 10 Year Treasury Note	79	September 2021	10,467,500	USD	17,204
U.S. 5 Year Treasury Note	(1)	September 2021	(123,430)	USD	452
U.S. Treasury Long Bond	(184)	September 2021	(29,578,000)	USD	(603,109)
Ultra T-Bond	(35)	September 2021	(6,744,063)	USD	(199,238)
* Wheat	1	September 2021	33,975	USD	(590)
* White Sugar	3	August 2021	67,155	USD	2,542
					$1,551,093

* Position held in Subsidiary

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund

Consolidated Schedule of Investments

June 30, 2021

INTEREST RATE SWAPS *

Rate paid [1]	Rate received [1]	Payment Frequency	Effective Date	Termination Date	Notional Amount		Value	Premium Paid (Received)	Unrealized Gain/(Loss)
CAD-BA-CDOR 0.439%	2.370%	3 Month	9/15/2021	9/15/2051	1,606,000	CAD	$42,116 $	$(4,902)	$47,018
CNY-CNREPOFIX 2.903%	2.980%	3 Month	9/15/2021	9/15/2026	38,680,653	CNY	55,846	35,690	20,156
0.893%	GBP-SONIA 0.047%	12 Month	9/15/2021	9/15/2051	1,684,200	GBP	(39,254)	—	(39,254)
HKD-HIBOR-HKAB 0.170%	1.371%	3 Month	9/15/2021	9/15/2031	3,300,000	HKD	181	98	83
HKD-HIBOR-HKAB 0.170%	0.413%	3 Month	9/15/2021	9/15/2024	14,670,000	HKD	(8,637)	85	(8,722)
2.674%	HUF-BUBOR-Reuters 1.140%	6 Month	9/15/2021	9/15/2031	89,800,000	HUF	1,908	208	1,700
2.062%	HUF-BUBOR-Reuters 1.140%	6 Month	9/15/2021	9/15/2024	164,050,000	HUF	4,166	138	4,028
INR-FBIL-MIBOR 3.360%	5.300%	6 Month	9/15/2021	9/15/2026	29,500,000	INR	(4,304)	1,118	(5,422)
0.520%	JPY-LIBOR-BBA -0.065%	6 Month	9/15/2021	9/15/2051	182,904,400	JPY	(5,963)	299	(6,262)
0.543%	JPY-LIBOR-BBA -0.065%	6 Month	9/15/2021	9/15/2061	22,200,000	JPY	(1,060)	18	(1,078)
6.790%	MXN-TIIE-Banxico 4.529%	28 Days	9/15/2021	9/3/2031	500,000	MXN	541	—	541
1.810%	NOK-NIBOR-OIBOR 0.400%	6 Month	9/15/2021	9/15/2031	3,100,000	NOK	(3,711)	(35)	(3,676)
0.934%	NZD-BBR-FRA 0.250%	3 Month	9/15/2021	9/15/2024	600,000	NZD	2,063	(12)	2,075
PLN-WIBOR-WIBO 0.150%	1.958%	6 Month	9/15/2021	9/15/2031	800,000	PLN	3,058	56	3,002
1.265%	PLN-WIBOR-WIBO 0.150%	6 Month	9/15/2021	9/15/2024	1,000,000	PLN	(346)	22	(368)
0.651%	SGD-SOR-VWAP 0.239%	6 Month	9/15/2021	9/15/2024	100,000	SGD	442	3	439
0.640%	TWD-TAIBOR-Reuters 0.480%	3 Month	9/15/2021	9/15/2026	22,900,000	TWD	2,618	389	2,229
1.898%	USD-LIBOR-BBA 0.146%	3 Month	9/15/2021	9/15/2051	1,285,900	USD	(43,012)	(58)	(42,954)
USD-LIBOR-BBA 0.146%	0.521%	3 Month	9/15/2021	9/15/2024	300,000	USD	(1,009)	13	(1,022)
ZAR-JIBAR-SAFEX 3.692%	7.358%	3 Month	9/15/2021	9/15/2031	6,700,000	ZAR	(4,735)	(101)	(4,634)
Total of Interest Rate Swaps							$908	$33,029	$(32,121)

* Counterparty is J.P. Morgan Investment Bank

1 Floating rate definitions

CAD-BA-CDOR - Canada Bankers Average Rate

CNY-CNREPOFIX - China Foreign Exchange Trade System 7 day Interbank Repo Fixing Rate

GBP-SONIA - Sterling Overnight Index Average

HKD-HIBOR-HKAB - Hong Kong Inter-Bank Offered Rate

HUF-BUBOR-Reuters - Budapest Inter-Bank Offered Rate

INR-FBIL-MIBOR - Financial Benchmarks India Overnight Mumbai Interbank Outright Rate

JPY-LIBOR-BBA - Japanese Yen - London Inter-bank Offered Rate

MXN-TIIE-Banxico - Mexico 28 Day Interbank Equilibrium Interest Rate (TIIE)

NOK-NIBOR - Norway Interbank Offered Rate

NZD-BBR-FRA - New Zealand Official Cash Rate

PLN-WIBOR-WIBO - Offered rate for deposits in Polish Zloty

SGD-SOR-VWAP - Singapore Dollar Swap Offer Rate Volume Weighted Average Price

TWD-TAIBOR-Reuters - Taipei Interbank Offered Rate

USD-LIBOR-BBA - U.S. Dollar - London Inter-Bank Offered Rate

ZAR-JIBAR-SAFEX - Johannesburg Interbank Average Rate

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund

Consolidated Schedule of Investments

June 30, 2021

CREDIT DEFAULT SWAPS *

Reference Entity	Buy/Sell Protection	Rate Paid/(Received) by the Fund	Termination Date	Notional Amount		Value	Premium Paid (Received)	Unrealized Gain/(Loss)
Markit CDX North America High Yield Index	Buy	5.00%	6/20/2026	100,000	USD	(10,303)	(8,005)	(2,298)
Markit iTraxx Europe Crossover Index	Buy	5.00%	6/20/2026	100,000	EUR	(14,867)	(12,226)	(2,641)
Total of Credit Default Swaps - Buy Protection						$(25,170)	$(20,231)	$(4,939)

Reference Entity	Buy/Sell Protection	Rate Paid/(Received) by the Fund	Termination Date	Notional Amount		Value	Premium Paid (Received)	Unrealized Gain/(Loss)
Markit CDX North America Investment Grade Index	Sell	1.00%	6/20/2026	1,100,000	USD	28,089	26,525	1,564
Markit iTraxx Europe Index	Sell	1.00%	6/20/2026	1,500,000	EUR	47,744	42,392	5,352
Total of Credit Default Swaps - Sell Protection						$75,833	$68,917	$6,916

* Counterparty is J.P. Morgan Investment Bank

AUD - Australian Dollar	HKD - Hong Kong Dollar	PHP - Philippine Peso
BRL - Brazilian Real	HUF - Hungarian Forint	PLN - Polish Zloty
CAD - Canadian Dollar	IDR - Indonesian Rupiah	RUB - Russian Ruble
CHF - Swiss Franc	INR - Indian Rupee	SEK - Swedish Krona
CLP - Chilean Peso	JPY - Japanese Yen	SGD - Singapore Dollar
CNH/CNY - Chinese Yuan Renminbi	KRW - South-Korean Won	THB - Thai Baht
CZK - Czech Koruna	MXN - Mexican Peso	TWD - Taiwan Dollar
EUR - Euro	NOK - Norwegian Kroner	USD - US Dollar
GBP - British Pound	NZD - New Zealand Dollar	ZAR - South African Rand

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund

Consolidated Schedule of Investments

June 30, 2021

TOTAL RETURN SWAPS *

	Reference Entity	Counter-party [a]	Rate Paid/Received [b]	Payment Frequency	Termination Date	Notional Amount		Unrealized Gain/(Loss)
[1]	BCIIFFOD Index	B	USD LIBOR 1M - 0.10% (0.001%)	monthly	03/08/2022	(782,467)	USD	$15,787
[2]	BCIIPRIV Index	B	USD LIBOR 1M + 0.35% (0.451%)	monthly	05/10/2022	540,132	USD	14,630
[3]	Bloomberg Commodity Index	JPM	0.07%	monthly	07/08/2021	1,684,852	USD	(8,636)
[4]	CGFCREIT Index	CITI	EURIBOR 1M + 0.001% (-0.569%)	monthly	02/04/2022	(309,987)	EUR	19,499
	Compañia de Minas	JPM	USD OBFR - 0.20% (-0.140%)	monthly	03/22/2022	(5,788)	USD	182
	Buenaventura
	Cosan SA	MS	BRL CDI + 1.50% (5.650%)	monthly	09/16/2021	226,550	BRL	(2,529)
	Eclat Textile	MS	SOFR 1D + 0.75% (0.800%)	monthly	06/15/2023	8,937	USD	434
[5]	GSCBFACT Index	GS	USD LIBOR 1M - 0.50% (-0.400%)	monthly	05/09/2024	(664,109)	USD	5,159
[6]	GSGLFEXC Index	GS	USD LIBOR 1M + 0.50% (0.601%)	monthly	07/05/2024	330,956	USD	—
[7]	GSGLFMIN Index	GS	USD LIBOR 1M + 0.40% (0.501%)	monthly	10/13/2023	617,203	USD	26,220
[8]	GSGLSMA3 Index	GS	USD LIBOR 1M - 1.12% (-1.020%)	monthly	03/22/2023	(647,212)	USD	(21,331)
[9]	JPEBCSMI Index	JPM	CHF SARON + 0.30% (-0.426%)	monthly	08/25/2021	666,651	CHF	(4,119)
[10]	JPFCITSV Index	JPM	USD OBFR - 0.30% (-0.240%)	monthly	07/12/2021	(1,201,763)	USD	(16,317)
[11]	JPFCUOIL Index	JPM	USD OBFR + 0.45% (0.510%)	monthly	05/18/2022	248,917	USD	5,677
[12]	JPFUAIR Index	JPM	USD OBFR - 1.05% (-0.990%)	monthly	08/05/2021	(690,498)	USD	29,435
[13]	JPFUCSOE Index	JPM	HKD HIBOR 1M - 0.45% (-0.351%)	monthly	05/18/2022	(4,865,490)	HKD	(22,220)
[14]	JPFUEUBA Index	JPM	EUR ESTRON - 1.15% (-1.731%)	monthly	12/15/2021	(89,574)	EUR	583
[15]	JPFUMEDA Index	JPM	USD OBFR + 0.40% (0.460%)	monthly	07/27/2022	549,935	USD	(245)
[16]	JPFUOMED Index	JPM	USD OBFR - 0.50% (-0.440%)	monthly	07/27/2022	(551,832)	USD	659
[17]	JPFUREGU Index	JPM	USD OBFR - 0.35% (-0.290%)	monthly	09/01/2021	(661,028)	USD	5,206
[18]	JPFUSTEE Index	JPM	USD OBFR + 0.30% (0.360%)	monthly	12/29/2021	653,501	USD	28,485
[19]	JPTAOBRL Index	JPM	BRL CDI + 0.50% (4.650%)	monthly	12/29/2021	418,316	BRL	(1,667)
	Klabin SA	MS	BRL CDI + 1.50% (5.650%)	monthly	09/16/2021	402,041	BRL	1,751
	Lloyds Banking Group PLC	JPM	GBP SONIA + 0.25% (0.300%)	monthly	03/09/2022	61	GBP	1
	Makalot	MS	SOFR 1D + 0.75% (0.800%)	monthly	06/15/2023	8,756	USD	350
[20]	MSFDRUS Index	MS	N/A	monthly	07/01/2022	38,548,588	USD	137,612
[21]	MSFINTOT Index	MS	SOFR 1D + 0.75% (0.800%)	monthly	08/03/2022	452,173	USD	(11,103)
[22]	NDEUSCH Index	MS	USD LIBOR 3M + 0.20% (0.346%)	3 month	03/23/2022	102,757	USD	(1,807)
	NDEUSCH Index	JPM	USD OBFR + 0.65% (0.710%)	monthly	02/23/2022	509,675	USD	16,015
[23]	NDEUSRU Index	JPM	USD OBFR + 0.00% (0.060%)	monthly	04/20/2022	819,428	USD	7,679
[24]	NDEUSSA Index	JPM	USD OBFR + 0.10% (0.160%)	monthly	02/24/2022	713,439	USD	3,510
[25]	NDUEBRAF Index	MS	USD LIBOR 3M + 0.10% (0.246%)	3 month	03/23/2023	283,633	USD	(2,098)
	NDUEBRAF Index	JPM	USD OBFR + 0.50% (0.560%)	monthly	02/23/2022	628,450	USD	(7,458)
	Pet Center Comercio e	MS	BRL CDI + 1.50% (5.650%)	monthly	09/16/2021	554,834	BRL	9,396
	Participacoes SA
[26]	S5CONS	JPM	USD OBFR - 0.35% (-0.290%)	monthly	04/19/2022	(538,284)	USD	(8,050)
[27]	S5INDU	JPM	USD OBFR - 0.35% (-0.290%)	monthly	02/24/2022	(357,982)	USD	(3,906)
[28]	S5MATR	JPM	USD OBFR - 0.35% (-0.290%)	monthly	03/21/2022	(551,508)	USD	(3,497)
[29]	S5UTIL	JPM	USD OBFR - 0.35% (-0.290%)	monthly	06/23/2022	(983,007)	USD	13,445
	Societe Generale SA	JPM	EUR ESTRON + 0.25% (-0.331%)	monthly	03/09/2022	75	EUR	—
	Suzano SA	MS	BRL CDI + 1.50% (5.650%)	monthly	09/16/2021	544,704	BRL	3,061
[30]	SXPP	JPM	EUR ESTRON + 0.35% (-0.231%)	monthly	01/19/2022	70,684	EUR	2,531
Total of Total Return Swaps								$232,324

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund

Consolidated Schedule of Investments

June 30, 2021

[a] Counterparty abbreviations	[b] Floating rate definitions
B - Barclays	BRL CDI - Brazil Average One-Day Interbank Deposit
CITI - Citigroup Global Markets	CDOR - Canadian Dollar Offered Rate
GS - Goldman Sachs	ESTRON - Euro Short-term Rate Overnight
JPM - J.P. Morgan Investment Bank	EURIBOR - Euro Interbank Offered Rate. The Euribor rates are based on the interest rates at which a panel of European banks borrow funds from one another.
MS - Morgan Stanley	FEDEF - U.S. Federal Funds Effective Rate
LIBOR - London Interbank Offered Rate
OBFR - Overnight Bank Funding Rate
SARON - Swiss Average Rate Overnight
SOFR - Secured Overnight Financing Rate
SONIA - Sterling Overnight Index Average

*	No Upfront premiums paid on the Total Return Swaps.
[1]	BCIIFFOD is a custom basket of food company stocks.
[2]	BCIIPRIV is a custom basket of investment company stocks.
[3]	Bloomberg Commodity Index - The components of the basket as of June 30, 2021 are shown on the following pages.
[4]	CGFCREIT is a custom basket of real estate investment trust stocks.
[5]	GSCBFACT is a custom basket of investment management company stocks.
[6]	GSGLFEXC is a custom basket of investment management company stocks.
[7]	GSGLFMIN is a custom basket of mining company stocks.
[8]	GSGLSMA3 is a custom basket of smartphone company stocks.
[9]	JPEBCSMI is a custom basket of Swiss stocks.
[10]	JPFCITSV is a custom basket of information technology company stocks. The components of the basket as of June 30, 2021 are shown on the following pages.
[11]	JPFCUOIL is a custom basket of U.S. oil company stocks
[12]	JPFUAIR is a custom basket of airline company stocks.
[13]	JPFUCSOE is a custom basket of Chinese company stocks.
[14]	JPFUEUBA is a custom basket of European bank stocks.
[15]	JPFUMEDA is a custom basket of media company stocks.
[16]	JPFUOMED is a custom basket of media company stocks.
[17]	JPFUREGU is a custom basket of U.S. real estate company stocks.
[18]	JPFUSTEE is a custom basket of steel company stocks.
[19]	JPTAOBRL is a custom basket of Brazilian stocks.
[20]	MSFDRUS - The components of the basket as of June 30, 2021 are shown on the following pages.
[21]	MSFINTOT is a custom basket of South Korea and Taiwan electronics company stocks.
[22]	NDEUSCH - MSCI Daily Emerging Markets Chile Net Total Return USD Index
[23]	NDEUSRU - MSCI Daily Emerging Markets Russia Net Total Return USD Index
[24]	NDEUSSA - MSCI Emerging Markets Africa Net Total Return USD Index
[25]	NDUEBRAF - MSCI Brazil Net Total Return USD Index
[26]	S5CONS - S&P 500 Consumer Staples Index
[27]	S5INDU - S&P 500 Industrials Index
[28]	S5MATR - S&P 500 Materials Index
[29]	S5UTIL - S&P 500 Utilities Index
[30]	SXPP - STOXX Europe 600 Basic Resources Index.

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund

Consolidated Schedule of Investments

June 30, 2021

BCOM Index

Name	Settlement Price	Weight
Gold 100 oz Future Aug 21	$1,771	11.53%
Crude Oil Future Sep 21	73	9.91%
Natural Gas Future Sep 21	4	9.24%
Brent Crude Future Sep 21	75	8.00%
Corn Future Sep 21	599	5.76%
Copper Future Sep 21	429	5.32%
Soybean Future Nov 21	1,399	5.11%
LME Primary Aluminum Future Sep 21	2,524	4.44%
Soybean Oil Future Dec 21	63	3.89%
Silver Future Sep 21	26	3.56%
Live Cattle Future Aug 21	123	3.49%
Coffee 'C' Future Sep 21	160	3.07%
Low Sulphur Gas Oil Sep 21	600	3.04%
Sugar #11 (World) Oct 21	18	2.91%
LME Zinc Future Sep 21	2,977	2.85%
RBOB Gasoline Future Sep 21	222	2.77%
Soybean Meal Future Dec 21	382	2.70%
Wheat Future Sep 21	679	2.60%
NY Harbor ULSD Future Sep 21	213	2.45%
LME Nickel Future Sep 21	18,214	2.32%
Lean Hogs Future Aug 21	103	2.19%
Hard Red Winter Wheat Future Sep 21	659	1.47%
Cotton No.2 Future Dec 21	85	1.38%
	$31,398	100.00%

JPFCITSV Index

Name	Quantity	Value	Weight
International Business Machines Corp	9,806	$1,437,497	9.89%
Fujitsu Ltd	6,667	1,248,224	8.59%
VMware Inc	5,992	958,512	6.59%
Hewlett Packard Enterprise Co	65,134	949,647	6.53%
Atos SE	14,494	880,997	6.06%
Oracle Corp	10,828	842,854	5.80%
Wipro Ltd	98,510	769,365	5.29%
NTT Data Corp	43,989	686,228	4.72%
Temenos AG	4,273	686,015	4.72%
Capgemini SE	3,525	676,640	4.65%
Cognizant Technology Solutions Corp	9,737	674,382	4.64%
Infosys Ltd	30,089	637,588	4.39%
Indra Sistemas SA	65,875	600,635	4.13%
Citrix Systems Inc	5,013	587,878	4.04%
DXC Technology Co	14,795	576,130	3.96%
TietoEVRY Oyj	16,198	511,312	3.52%
SYNNEX Corp	3,998	486,840	3.35%
Conduent Inc	64,735	485,512	3.34%
Software AG	10,722	482,025	3.32%
Concentrix Corp	2,224	357,697	2.47%
		$14,535,978	100.00%

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund

Consolidated Schedule of Investments

June 30, 2021

MSFDRUS Index

Name	Quantity	Value	Weight
USD Cash	29,058,552	$29,058,552	75.11%
EUR CASH	(1,267,592)	(1,503,311)	(3.89%)
NOK Cash	(10,996,467)	(1,277,886)	(3.30%)
CNY Cash	(3,766,411)	(582,900)	(1.51%)
CAD Cash	(453,023)	(365,843)	(0.95%)
GBP Cash	(231,271)	(319,479)	(0.83%)
HKD Cash	1,771,708	228,139	0.59%
Mowi Asa	8,900	226,503	0.59%
Idexx Labs	326	205,885	0.53%
Dnb Asa	9,363	204,121	0.53%
American Homes 4 Rent	5,010	194,639	0.50%
Union Pacific Cp	864	190,020	0.49%
Vonovia Se	2,763	178,651	0.46%
Invitation Homes	4,769	177,836	0.46%
Cdn Pac Rlway	2,245	172,663	0.45%
Zoetis Inc	903	168,283	0.43%
ZAR Cash	(2,379,933)	(166,676)	(0.43%)
Republic Svcs	1,463	160,945	0.42%
Li Ning	13,136	160,354	0.41%
Anta Sports	6,801	160,087	0.41%
Waste Connections Inc	1,333	159,426	0.41%
Chewy Inc - Class A	1,916	152,724	0.39%
CHF Cash	138,873	150,230	0.39%
Salmar Asa	2,073	137,603	0.36%
JPY Cash	(14,928,581)	(134,504)	(0.35%)
Waste Management	955	133,805	0.35%
Alibaba Group Holding Ltd	589	133,573	0.35%
Leg Immobilien Se	882	127,039	0.33%
Cf Industries Holdings	2,466	126,876	0.33%
Csx Corp	3,912	125,497	0.32%
Nutrien Ltd	2,065	125,160	0.32%
West Fraser	1,741	125,116	0.32%
Norfolk Southern	469	124,477	0.32%
Deutsche Wohnen Se	2,023	123,750	0.32%
Mid Am Apt Comm	712	119,915	0.31%
Tencent Holdings Ltd.	1,525	114,681	0.30%
Pool Corp	249	114,206	0.30%
Gfl Environmental Inc-Sub Vt	3,577	114,178	0.30%
Equity Residential	1,437	110,649	0.29%
Bakkafrost	1,305	107,825	0.28%
Stora Enso Oyj R	5,877	107,266	0.28%
Louisiana Pacif	1,769	106,653	0.28%
DKK Cash	(660,058)	(105,262)	(0.27%)
Essex Prop Tr	349	104,703	0.27%
Darling Ingredients Inc	1,545	104,288	0.27%
Kansas City Southern	363	102,863	0.27%
Trupanion Inc	892	102,669	0.27%
Avalonbay Communities Inc. Stock	489	102,049	0.26%
Nb: Lomon Billions Group Co Ltd	19,047	101,934	0.26%
Prologis Inc	849	101,481	0.26%
Other Underlying Index Components *		8,297,128	21.44%
		$38,688,581	100.00%

* Largest 50 underlying components by market value at June 30, 2021 are listed.

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund

Consolidated Statement of Assets and Liabilities

June 30, 2021

Assets
Investments, at value (cost $51,561,252)	$52,783,472
Cash	9,161,101
Cash collateral for derivative instruments	21,095,084
Deposits with brokers for derivative instruments	24,149,654
Foreign currency, at value (cost $1,578,307)	1,572,119
Premiums paid for swaps	107,054
Unrealized appreciation on swaps	435,494
Unrealized appreciation on forward currency contracts	31,115
Receivables:
Investment securities sold	1,964,130
Dividend and tax reclaim receivable	9,647
Fund shares sold	26,133
Prepaid expenses	11,530
Total Assets	111,346,533

Liabilities
Written options, at value (premiums received $666,200)	670,259
Premiums received from swaps	25,339
Unrealized depreciation on swaps	233,314
Payables:
Investment securities purchased	266,922
Due to Investment Adviser	55,843
Accrued Distribution fees	639
Other accrued expenses	93,748
Total Liabilities	1,346,064

Net Assets	$110,000,469

COMPONENTS OF NET ASSETS
Paid-in capital	$101,663,790
Distributable Earnings	8,336,679

Net Assets	$110,000,469

Institutional Class:
Net assets applicable to shares outstanding	$1,989,811
Shares outstanding (unlimited shares authorized with no par value)	198,700
Net Asset Value, Redemption Price and Offering Price Per Share	$10.01

Super Institutional Class:
Net assets applicable to shares outstanding	$108,010,658
Shares outstanding (unlimited shares authorized with no par value)	10,764,326
Net Asset Value, Redemption Price and Offering Price Per Share	$10.03

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund

Consolidated Statement of Operations

For the Year Ended June 30, 2021

Investment Income
Dividend income (Net of foreign tax of $3,362)	$32,762
Interest	131,543
Total Investment Income	164,305
Expenses
Management fees	1,152,368
Administration fees	190,740
Transfer agent fees	63,123
Interest expense	62,454
Legal fees	57,390
Audit fees	34,585
Custody fees	28,850
Registration fees	18,004
Trustees fees	15,967
Compliance fees	12,286
Reports to shareholders	9,638
Miscellaneous expenses	7,300
Insurance expense	3,593
Total expenses	1,656,298
Less: Expense waived by the Adviser (Note 3)	(244,854)

Net expenses	1,411,444

Net Investment Loss	(1,247,139)

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(4,756,429)
Written options	6,635,643
Forward currency contracts	1,436,129
Futures contracts	5,819,660
Foreign currency	468,655
Swap contracts	1,986,898
Net realized gain	11,590,556
Net change in unrealized appreciation (depreciation) on:
Investments	1,795,039
Written options	(146,934)
Forward currency contracts	318,308
Futures contracts	(1,253,288)
Foreign currency	(2,648)
Swap contracts	532,756
Net change in unrealized appreciation (depreciation)	1,243,233

Net realized and unrealized gain on investments, written options, forward currency, futures contracts,
foreign currency, and swap contracts	12,833,789

Net Increase in Net Assets from Operations	$11,586,650

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund

Consolidated Statements of Changes in Net Assets

	For the Year	For the Year
	ended	ended
Operations	June 30, 2021	June 30, 2020
Net investment income (loss)	$(1,247,139)	$306,377
Net realized gain on investments, written options, forward currency, futures contracts, foreign currency, and swap contracts	11,590,556	16,008,120
Net change in unrealized appreciation (depreciation) on investments, written options, forward currency, futures contracts, foreign currency, and swap contracts	1,243,233	(1,005,595)
Net increase in net assets resulting from operations	11,586,650	15,308,902

DISTRIBUTIONS TO SHAREHOLDERS
Net dividends and distributions to shareholders - Institutional Class	(103,953)	—
Net dividends and distributions to shareholders - Super Institutional Class	(9,031,859)	(41,301)
Net decrease in net assets resulting from distributions paid	(9,135,812)	(41,301)

CAPITAL TRANSACTIONS
Proceeds from shares sold
Institutional Class	570,655	6,031,987
Super Institutional Class	6,414,893	12,717,199
Proceeds from reinvestment of distributions
Institutional Class	95,877	—
Super Institutional Class	7,100,516	41,167
Cost of units redeemed
Institutional Class	(60,877)	(7,539,454)
Super Institutional Class	(75,190,839)	(43,919,801)
Net decrease in net assets from capital transactions	(61,069,775)	(32,668,902)

Total decrease in net assets	(58,618,937)	(17,401,301)

Net Assets
Beginning of year	168,619,406	186,020,707
End of year	$110,000,469	$168,619,406

CAPITAL SHARE TRANSACTIONS
Institutional Class
Shares sold	57,262	620,541
Shares reinvested	10,265	—
Shares redeemed	(6,135)	(788,290)
Net increase (decrease) in shares outstanding	61,392	(167,749)

Super Institutional Class
Shares sold	656,891	1,358,090
Shares reinvested	758,602	4,494
Shares redeemed	(7,754,550)	(4,627,289)
Net decrease in shares outstanding	(6,339,057)	(3,264,705)

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund

Consolidated Financial Highlights

Institutional Class

For a capital share outstanding throughout the years presented

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$9.76	$8.99	$9.69	$9.73	$9.56
Income (loss) from investment operations:
Net investment loss (1)	(0.10)	(0.00)^	(0.03)	(0.08)	(0.08)
Net realized and unrealized gain on investments	1.08	0.77	0.10	0.36	0.29
Total from investment operations	0.98	0.77	0.07	0.28	0.21

Less distributions:
From net investment income	(0.41)	—	(0.77)	(0.12)	(0.04)
From net realized gain on investments	(0.32)	—	—	(0.20)	—
Total distributions	(0.73)	—	(0.77)	(0.32)	(0.04)

Net asset value, end of year	$10.01	$9.76	$8.99	$9.69	$9.73

Total return	10.58%	8.57%	1.09%	2.96%	2.18%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$1,990	$1,340	$2,743	$1,438	$1,048
Ratio of expenses to average net assets
Before fees waived by the Adviser (2)	1.32%	1.19%	1.24%	1.19%	1.19%
After fees waived by the Adviser (2)	1.11%	1.09%	1.13%	1.06%	1.09%
Ratio of net investment loss to average net assets
Before fees waived by the Adviser (3)	-1.19%	-0.11%	-0.46%	-0.97%	-0.97%
After fees waived by the Adviser (3)	-0.98%	-0.01%	-0.35%	-0.84%	-0.87%
Portfolio turnover rate (4)	13%	88%	81%	11%	4%

^	Amount represents less than $0.01 per share.

(1)	Computed using the average shares method.

(2)	The ratios of expenses to average net assets include interest and brokerage expenses. For the years ended June 30, 2017, June 30, 2018, June 30, 2019, June 30, 2020 and June 30, 2021, excluding interest and brokerage expenses, the ratios of expenses to average net assets, before fees waived by the Adviser, were 1.18%, 1.18%, 1.23%, 1.18% and 1.26% , respectively. Excluding interest and brokerage expenses, the ratios of expenses to average net assets, after fees waived by the Adviser, were 1.07%, 1.05%, 1.12%, 1.08% and 1.05%, respectively.

(3)	The ratios of net investment loss to average net assets include interest and brokerage expenses. For the years ended June 30, 2017, June 30, 2018, June 30, 2019, June 30, 2020 and June 30, 2021, excluding interest and brokerage expenses, the ratios of net investment loss to average net assets, before fees waived by the Adviser, were -0.96%, -0.96%, -0.45%, -0.10% and -1.14%, respectively. Excluding interest and brokerage expenses, the ratios of net investment loss to average net assets, after fees waived by the Adviser, were -0.85%, -0.83%, -0.34%, 0.00% and -0.93%, respectively.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. The ratio is calculated including cash and long-term derivative positions, as they represent a significant percentage of the Fund's holdings

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund

Consolidated Financial Highlights

Super Institutional Class

For a capital share outstanding throughout the years presented

	For the Year	For the Year	For the Year	For the Year	For the Year
	ended	ended	ended	ended	ended
	June 30, 2021	June 30, 2020	June 30, 2019	June 30, 2018	June 30, 2017
Net asset value, beginning of year	$9.78	$9.00	$9.69	$9.73	$9.56
Income (loss) from investment operations:
Net investment income (loss) (1)	(0.10)	0.02	(0.02)	(0.08)	(0.08)
Net realized and unrealized gain on investments	1.08	0.76	0.10	0.36	0.29
Total from investment operations	0.98	0.78	0.08	0.28	0.21
Less distributions:
From net investment income	(0.41)	(0.00)^	(0.77)	(0.12)	(0.04)
From net realized gain on investments	(0.32)	—	—	(0.20)	—
Total distributions	(0.73)	(0.00)	(0.77)	(0.32)	(0.04)

Net asset value, end of year	$10.03	$9.78	$9.00	$9.69	$9.73

Total return	10.60%	8.69%	1.21%	2.96%	2.18%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in thousands)	$108,011	$167,280	$183,278	$178,578	$185,112
Ratio of expenses to average net assets
Before fees waived by the Adviser (2)	1.29%	1.16%	1.17%	1.19%	1.17%
After fees waived by the Adviser (2)	1.10%	1.06%	1.06%	1.06%	1.06%
Ratio of net investment income (loss) to average net assets
Before fees waived by the Adviser (3)	-1.16%	0.07%	-0.35%	-0.97%	-0.95%
After fees waived by the Adviser (3)	-0.97%	0.17%	-0.24%	-0.84%	-0.84%
Portfolio turnover rate (4)	13%	88%	81%	11%	4%

^	Amount represents less than $0.01 per share.

(1)	Computed using the average shares method.

(2)	The ratios of expenses to average net assets include interest and brokerage expenses. For the years ended June 30, 2017, June 30, 2018, June 30, 2019, June 30, 2020 and June 30, 2021, excluding interest and brokerage expenses, the ratios of expenses to average net assets, before fees waived by the Adviser, were 1.15%, 1.18%, 1.16%, 1.15% and 1.24%, respectively. Excluding interest and brokerage expenses, the ratios of expenses to average net assets, after fees waived by the Adviser, were 1.05%, 1.05%, 1.05%, 1.05% and 1.05%, respectively.

(3)	The ratios of net investment income (loss) to average net assets include interest and brokerage expenses. For the years ended June 30, 2017, June 30, 2018, June 30, 2019, June 30, 2020 and June 30, 2021, excluding interest and brokerage expenses, the ratios of net investment income (loss) to average net assets, before fees waived by the Adviser, were -0.93%, -0.96%, -0.34%, 0.08% and -1.12%, respectively. Excluding interest and brokerage expenses, the ratios of net investment income (loss) to average net assets, after fees waived by the Adviser, were -0.83%, -0.83%, -0.23%, 0.18% and -0.93%, respectively.

(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. The ratio is calculated including cash and long-term derivative positions, as they represent a significant percentage of the Fund's holdings.

The accompanying notes are an integral part of these consolidated financial statements.

Fulcrum Diversified Absolute Return Fund

Notes to Consolidated Financial Statements

June 30, 2021

Note 1 – Organization

Fulcrum Diversified Absolute Return Fund (the “Fund”) is a diversified series of Trust for Advised Portfolios (the “Trust”). The Trust, a Delaware Statutory Trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. Fulcrum Asset Management LLP (the “Adviser”) serves as the investment manager to the Fund.

The investment objective of the Fund is to achieve long-term absolute returns. The inception date of the Fund was July 31, 2015. The Fund currently offers two classes of shares, Institutional Class and Super Institutional Class. Each class of shares represents an equal interest in the Fund, except the difference of class specific expenses, which reflects the difference in the range of services provided to each class. Income, expenses (other than class specific), and realized and unrealized gains and losses on investments are allocated daily to each class based on relative net assets.

The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

In order to achieve its investment objective, the Fund invests up to 25% of its total assets (measured at the time of purchase) in a wholly-owned and controlled Cayman Islands subsidiary, the Fulcrum Diversified Absolute Return Cayman Fund Ltd. (the “Subsidiary”). The Subsidiary acts as an investment vehicle that enables the Fund to gain exposure to certain investments consistent with its investment objectives and policies specified in the Prospectus and Statement of Additional Information. At June 30, 2021 the Fund’s investment in the Subsidiary represented 4.76% of the Fund’s net assets. The results from operations of the Subsidiary were as follows:

Net investment loss	$(33,208)
Net realized gain	4,134,823
Net change in unrealized appreciation (depreciation)	55,844
Net increase in net assets resulting from Operations	$4,157,459

The consolidated financial statements of the Fund include the financial statements of the Subsidiary.

All intercompany accounts and transactions have been eliminated in consolidation. Because the Fund may invest a substantial portion of its assets in the Subsidiary, the Fund may be considered to be indirectly investing in said investments. As such, references to the Fund may also include its Subsidiary. When viewed on a consolidated basis, the Subsidiary will be subject to the same investment restrictions and limitations and follow the same compliance policies and procedures as the Fund. The Fund and its Subsidiary are each a “commodity pool” under the U.S. Commodity Exchange Act, and the Adviser is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and its Subsidiary under CFTC and the U.S. Securities and Exchange Commission (the “SEC”) harmonized regulations.

Fulcrum Diversified Absolute Return Fund

Notes to Consolidated Financial Statements (Continued)

June 30, 2021

At June 30, 2021, the investment held in the Subsidiary was $5,234,143; there were $1,491,388 of unrealized gains in the Subsidiary. The Subsidiary holds cash and cash equivalents as collateral on open contracts. There were 236 futures contracts and 459 options contracts as detailed in the Consolidated Schedule of Investments.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies. The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

(a) Securities Valuation

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). The inputs or methodology used in determining the value of the Fund’s investments are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad categories as defined below:

Level 1 - Quoted prices in active markets for identical securities. An active market for a security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 - Significant unobservable inputs, including the Fund’s own assumptions in determining fair value of investments

Equity Securities that are traded on a national securities exchange are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Debt securities, including corporate, convertible, U.S. government agencies, U.S. treasury obligations, and sovereign issues, are normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risk/spreads and default rates. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fulcrum Diversified Absolute Return Fund

Notes to Consolidated Financial Statements (Continued)

June 30, 2021

Derivative instruments, such as foreign currency contracts, options contracts, futures, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Exchange traded derivatives are normally valued at the daily settlement price or composite mean depending on the product type. When these valuations are used, the positions are classified as Level 1 in the fair value hierarchy. Over-the-counter derivatives are valued by an independent pricing service using a series of techniques, including simulation pricing models. The pricing models use various inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, implied volatility and exchange rates. When prices are determined by the pricing agent, positions are classified as Level 2 of the fair value hierarchy.

Dispersion warrants are valued using prices provided by the respective counterparty and are reviewed by the Adviser. These valuations are classified a Level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the fair values of the Fund’s consolidated investments in each category investment type as of June 30, 2021:

Description	Quoted Prices Level 1	Other Significant Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total
Investments
Common Stocks	$5,339,550	$—	$—	$5,339,550
Preferred Stocks	2,395	—	—	2,395
Purchased Options and Warrants	1,087,430	2,608,210	—	3,695,640
Short-Term Investments	—	43,745,887	—	43,745,887
Total Investments	$6,429,375	$46,354,097	$—	$52,783,472

Description	Quoted Prices Level 1	Other Significant Observable Inputs Level 2	Significant Unobservable Inputs Level 3	Total

Other Financial Instruments
Written Options	$(453,400)	$(216,859)	$—	$(670,259)
Forward Currency Contracts *	—	31,115	—	31,115
Futures Contracts *	1,551,093	—	—	1,551,093
Interest Rate Swaps *	—	(32,121)	—	(32,121)
Credit Default Swaps *	—	1,977	—	1,977
Total Return Swaps *	—	232,324	—	232,324
Total Other Financial Instruments	$1,097,693	$16,436	$—	$1,114,129

* Forward Currency Contracts, Total Return Swaps, Interest Rate Swaps, Credit Default Swaps and Futures Contracts are valued at the unrealized appreciation (depreciation) of the instrument.

Fulcrum Diversified Absolute Return Fund

Notes to Consolidated Financial Statements (Continued)

June 30, 2021

(b) Derivatives

The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to equity securities, fixed income securities, interest rates, commodities, or currency exchange rates and related indexes. The Fund may also use these derivatives to modify or hedge the Fund’s exposure to a particular investment market related risk, as well as to manage the volatility of the Fund. Additionally, the Fund may use derivatives to manage cash. By investing in derivatives, the Fund attempts to achieve the economic equivalence it would achieve if it were to invest directly in the underlying security. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities.

Specific types of derivative instruments used by the Fund for the year ended June 30, 2021, include purchased options and warrants; written options; forward currency and futures contracts; and interest rate, inflation, credit default and total return swaps. All open derivative positions are listed on the Consolidated Schedule of Investments.

Options Contracts – The Fund may write call and put options on securities, derivative instruments, or currencies. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Written options which are closed or exercised will result in a gain if the closing price of the underlying security is lower than the premium received. The Fund, as a writer of an option, has no control over whether the underlying security may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of said underlying security. The risk exists that the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund may also purchase call and put options. The Fund pays a premium which is included in the Consolidated Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Purchasing options will result in a gain if the closing price of the transaction is higher than the premium paid.

Dispersion Warrants – The Fund makes investments in dispersion warrants as detailed in the Consolidated Statement of Investments. The final payout is calculated based on the volatility of a basket of underlying stocks compared to an established strike value for each constituent relative to the actual volatility of the overall index compared to an index strike value. The Fund pays a premium for each warrant. The Fund will recognize a gain if the dispersion calculation results in a payment greater than the premium paid. Otherwise, the Fund will recognize a realized loss at maturity. The amount of loss is limited to the amount of premium paid.

Fulcrum Diversified Absolute Return Fund

Notes to Consolidated Financial Statements (Continued)

June 30, 2021

Forward and Futures Contracts – A forward contract involves a negotiated obligation to purchase or sell a specific asset at a future date, at a price set at the time of the contract. A futures contract is a standardized forward contract to buy or sell a financial instrument or commodity at a predetermined price in the future. The primary risks associated with the use of these contracts are: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract, (b) possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired, (c) losses caused by unanticipated market movements, which are potentially unlimited, (d) the Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors, (e) the possibility that the counterparty will default in the performance of its obligations, and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, thus the Fund may have to sell securities at a time when it may be disadvantageous to do so.

Swap Contracts – The Fund invests in total return swaps, in which payments made by the Fund or the counterparty are based on the total return of a particular reference asset or portfolio of assets (such as a single security, combination or “basket” of securities, or an index). The value of the Fund’s swap positions increases or decreases depending on the changes in value of the underlying rates, currency values, volatility or other indices or measures.

The Fund enters into interest rate swaps. The two parties to the swap exchange the right to receive floating interest payments versus fixed interest payments. The value of an interest rate swap will change based on the spread between the rates.

The Fund invests in inflation swaps. The two parties exchange the return based on an inflation index for a fixed coupon payment. The value of the Fund’s position changes based on the change in the underlying inflation index value.

The Fund enters into credit default swap agreements, credit default index swap agreements and similar agreements as a protection “seller” or as a “buyer” of credit protection. The credit default swap agreement or similar instruments may have as reference obligations one or more securities that are not held by the Fund. The protection “buyer” in a credit default swap agreement is generally obligated to pay the protection “seller” a periodic stream of payments over the term of the agreement, provided generally that no credit event on a reference obligation has occurred. In addition, at the inception of the agreement, the protection “buyer” may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. If a credit event occurs, an auction process is used to determine the “recovery value” of the contract. The seller then must pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. For credit default index swaps, the settlement payment for a constituent’s credit event is scaled down to the weighting in the index.

As a seller of protection, the Fund generally receives a fixed rate of income throughout the term of the swap provided that there is no credit event. In addition, at the inception of the agreement, the Fund may receive or be obligated to pay an additional up-front amount depending on the current market value of the contract. If a credit event occurs, the Fund will be generally obligated to pay the buyer the “par value” (full notional value) of the swap contract minus the “recovery value” as determined by the auction process. Credit default swaps could result in losses if the Adviser does not correctly evaluate the creditworthiness of the underlying instrument on which the credit default swap is based. Additionally, if the Fund is a seller of a credit default swap and a credit event occurs, the Fund could suffer significant losses.

Fulcrum Diversified Absolute Return Fund

Notes to Consolidated Financial Statements (Continued)

June 30, 2021

Changes in value of swaps are recorded as unrealized appreciation (depreciation). Unrealized gains are reported as an asset and unrealized losses are reported as a liability. The change in value of swaps, including accruals of interest to be paid or received is reported as unrealized gains or losses. Gains or losses are realized upon termination of the contracts. The risk of loss on a swap contract may exceed the amount recorded as an asset or liability on the Consolidated Statement of Assets and Liabilities. The notional amount of a swap contract is the reference amount pursuant to which the counterparties make payments. Risks associated with swap contracts include changes in the returns of underlying instruments, failure of the counterparties to perform under a contract’s terms and the possible lack of liquidity with respect to the contracts.

Derivative Investment Holdings Categorized by Risk Exposure — The following table sets forth the fair value and the location in the Consolidated Statement of Assets and Liabilities of the Fund’s derivative contracts by primary risk exposure as of June 30, 2021:

Consolidated Statement of Assets and Liabilities Location

Assets
Risk Exposure Category	Investments (1)	Unrealized Appreciation on Forward Currency Contracts	Unrealized Appreciation on Swaps	Unrealized Appreciation on Futures (2)
Interest rate	$27,779	$—	$81,271	$181,313
Credit	—	—	6,916	—
Currency	1,154,662	31,115	—	7,901
Equity	403,080	—	347,307	1,769,562
Commodity	1,107,707	—	—	893,816
Volatility	1,002,412	—	—	13,277
Total	$3,695,640	$31,115	$435,494	$2,865,869

Liabilities
Risk Exposure Category	Written Options	Unrealized Depreciation on Forward Currency Contracts	Unrealized Depreciation on Swaps	Unrealized Depreciation on Futures (2)
Interest rate	$(72,206)	$—	$(113,392)	$(874,123)
Credit	—	—	(4,939)	—
Currency	(10,676)	—	—	(146,304)
Equity	(17,138)	—	(106,347)	(148,290)
Commodity	(229,890)	—	(8,636)	(138,275)
Volatility	(340,349)	—	—	(7,784)
Total	$(670,259)	$—	$(233,314)	$(1,314,776)

(1) Includes purchased options and warrants.

Fulcrum Diversified Absolute Return Fund

Notes to Consolidated Financial Statements (Continued)

June 30, 2021

(2) Reflects the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Consolidated Schedule of Investments. The variation margin is captured in the deposits with brokers for derivative instruments in the Fund’s Consolidated Statement of Assets and Liabilities.

The following table sets forth the Fund’s realized and unrealized gain (loss), as reflected in the Consolidated Statement of Operations, by primary risk exposure and by type of derivative contract for the year ended June 30, 2021:

Amount of Realized Gain / (Loss) on Derivatives
Risk Exposure Category	Investments (1)	Written Options	Forward Currency Contracts	Futures Contracts	Swap Contracts	Total
Interest rate (2)	$(364,597)	$474,098	$—	$1,560,233	$(2,362,777)	$(693,043)
Commodity	(266,370)	2,176,941	—	2,207,804	60,539	4,178,914
Credit	—	—	—	—	(617,898)	(617,898)
Currency	(2,998,088)	661,598	1,436,129	181,941	—	(718,420)
Equity	(2,930,194)	2,892,669	—	1,869,661	4,907,034	6,739,170
Volatility	1,720,364	430,337	—	21	—	2,150,722
Total	$(4,838,885)	$6,635,643	$1,436,129	$5,819,660	$1,986,898	$11,039,445

Change in Unrealized Gain / (Loss) on Derivatives
Risk Exposure Category	Investments (1)	Written Options	Forward Currency Contracts	Futures Contracts	Swap Contracts	Total
Interest rate (2)	$(72,721)	$195	$—	$(758,502)	$602,424	$(228,604)
Credit	—	—	—	—	1,977	1,977
Currency	612,312	(26,057)	318,308	(111,079)	—	793,484
Equity	463,346	(67,833)	—	504,500	(63,009)	837,004
Commodity	755,114	62,541	—	(893,062)	(8,636)	(84,043)
Volatility	(251,146)	(115,780)	—	4,855	—	(362,071)
Total	$1,506,905	$(146,934)	$318,308	$(1,253,288)	$532,756	$957,747

(1) Includes purchased options and warrants.

(2) Includes inflation risk

Fulcrum Diversified Absolute Return Fund

Notes to Consolidated Financial Statements (Continued)

June 30, 2021

The average monthly volume of derivative instruments held by the Fund during the year ended June 30, 2021 is set forth below:

Derivative Type	Unit of Measure	Average Quantity
Credit default swaps	Notional Amount	$4,901,440
Interest rate swaps *	Notional Amount	$79,608,632
Total return swaps – Long	Notional Amount	$9,808,575
Total return swaps – Short	Notional Amount	$(44,578,259)
Forward currency contracts	Notional Amount	$217,610,160
Futures – Long	Notional Amount	$39,094
Futures – Short	Notional Amount	$(23,016)
Purchased options and warrants	Contracts	9,006
Purchased currency options	Notional Amount	$959,039
Purchased barrier options	Notional Amount	$465,383
Written options	Contracts	(2,096)
Written currency options	Notional Amount	$(51,970)

* Includes inflation swaps

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

Fulcrum Diversified Absolute Return Fund

Notes to Consolidated Financial Statements (Continued)

June 30, 2021

The following tables set forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of June 30, 2021:

		Gross Amounts Offset in the	Net Amounts Presented in the	Gross Amounts not offset in the Consolidated Statement of Assets and Liabilities
Counterparty	Gross Amounts of Recognized Assets and (Liabilities)	Consolidated Statement of Assets & (Liabilities)	Consolidated Statement of Assets & (Liabilities)	Offsetting Derivative Position	Cash Collateral Pledged (Received)(1)	Net Amount
Assets:
Purchased Options and Warrants
BNP Paribas S.A.	$369,444	$—	$369,444	$—	$—	$369,444
Citigroup	159,241		159,241			159,241
Goldman Sachs	26,551	—	26,551	—	—	26,551
J.P. Morgan Chase	1,055,825	—	1,055,825	—	—	1,055,825
Merrill Lynch	333,624		333,624			333,624
Morgan Stanley	1,419,287	—	1,419,287	(670,259)	—	749,028
UBS AG	331,668	—	331,668	—	—	331,668

Futures Contracts (2)
J.P. Morgan Chase	47,658	—	47,658	—	—	47,658
Morgan Stanley	2,818,211	(1,314,776)	1,503,435	—	—	1,503,435

Forward Contracts
J.P. Morgan Chase	476,686	(445,571)	31,115	—	—	31,115

Swaps Contracts
Barclays	30,417	—	30,417	—	—	30,417
Citigroup	19,499	—	19,499	—	—	19,499
Goldman Sachs	31,379	—	31,379	(21,331)	—	10,048
J.P. Morgan Chase	201,595	—	201,595	(194,446)	—	7,149
Morgan Stanley	152,604	—	152,604	(17,537)	—	135,067
	$7,473,689	$(1,760,347)	$5,713,342	$(903,573)	$—	$4,809,769

Liabilities:
Written Options
Morgan Stanley	$(670,259)	$—	$(670,259)	$670,259	$—	$—

Futures Contracts (2)
Morgan Stanley	(1,314,776)	1,314,776	—	—	—	—

Forward Contracts
J.P. Morgan Chase	(445,571)	445,571	—	—	—	—

Swaps Contracts
Goldman Sachs	(21,331)	—	(21,331)	21,331	—	—
J.P. Morgan Chase	(194,446)	—	(194,446)	194,446	—	—
Morgan Stanley	(17,537)	—	(17,537)	17,537	—	—
	$(2,663,920)	$1,760,347	$(903,573)	$903,573	$—	$—

(1)	Any over-collateralization of total financial instruments or cash is not shown.
(2)	Reflects the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s Consolidated Schedule of Investments.

Fulcrum Diversified Absolute Return Fund

Notes to Consolidated Financial Statements (Continued)

June 30, 2021

(c) Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(d) Security Transactions and Investment Income

The Fund records security transactions based on trade date. The Fund determines the gain or loss realized from investment transactions by comparing the original cost of the specifically identified security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

(e) Foreign currency translation

Investment securities and other assets and liabilities in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability. As of June 30, 2021, the Fund held foreign currency.

Fulcrum Diversified Absolute Return Fund

Notes to Consolidated Financial Statements (Continued)

June 30, 2021

(f) Distributions to Shareholders

The Fund records distributions to shareholders, which are determined in accordance with income tax regulations, on the ex-dividend date. Distributions of net investment income and net realized gains from investment transactions, if any, will be distributed to shareholders annually. The Fund may periodically make reclassifications among certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(g) Federal Income Taxes

The Fund has elected to be taxed as a Regulated Investment Company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended, and intends to maintain this qualification and to distribute substantially all of the net taxable income to its shareholders. Therefore no provision is made for federal income taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purpose, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years (prior three fiscal years) and has concluded that as of June 30, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Fund has no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h) Restricted Cash & Deposits with Broker

At June 30, 2021, the Fund held restricted cash in connection with investments with certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected on the Consolidated Statement of Assets and Liabilities as cash collateral for derivative instruments. On June 30, 2021, the Fund had pledged the following amounts as collateral for open currency contracts, options, futures and swap contracts:

Counterparty	Amount Pledged (1)	Deposits with Brokers
Barclays	$—	$—
Citibank, N.A.	670,000	—
Goldman Sachs	860,000	—
J.P. Morgan Chase	1,715,084	1,317,645
Morgan Stanley	17,850,000	22,832,009
Total	$21,095,084	24,149,654

(1)	Excludes non-pledged cash or collateral held by broker.

Fulcrum Diversified Absolute Return Fund

Notes to Consolidated Financial Statements (Continued)

June 30, 2021

(i) Cash – Concentration in Uninsured Cash

For cash management purposes the Fund may concentrate cash with the Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of June 30, 2021, the Fund held $8,911,101 as cash reserves at U.S. Bank, N.A. (“U.S. Bank”); $1,067,645 as deposits with broker at J.P. Morgan Chase; and $22,582,009 as deposits with broker at Morgan Stanley that exceeded the FDIC insurance limit.

Note 3 – Investment Management Agreement and Other Related Party Transactions

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund. Under the terms of this agreement, the Fund will pay the Adviser a monthly fee based on the Fund’s average daily net assets at an annual rate of 0.90%. Pursuant to a contractual fee waiver and reimbursement agreement, the Adviser will reimburse the Fund for expenses in excess of 1.05%, of average daily net assets for both the Institutional and Super Institutional Classes, excluding any shareholder servicing fees pursuant to a Shareholder Servicing Plan, any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, portfolio transaction expenses, interest expense and dividends paid on short sales or extraordinary expenses such as litigation.

The Adviser is permitted to recapture amounts waived and/or reimbursed to a class within three years if the class’s total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the Adviser recapture any amount that would result, on any particular business day of the Fund, in the class’s total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

At June 30, 2021, the amounts reimbursed by the Adviser and subject to potential recapture by year were as follows:

Amount	Expiration
$200,582	June 30, 2022
181,991	June 30, 2023
244,854	June 30, 2024
$627,427

Fulcrum Diversified Absolute Return Fund

Notes to Consolidated Financial Statements (Continued)

June 30, 2021

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Fund’s administrator fund accountant and transfer agent. The officers of the Trust are employees of Fund Services. U.S. Bank serves as the Fund’s custodian and provides compliance services to the Fund. For the year ended June 30, 2021, the Fund incurred the following expenses for administration and fund accounting, compliance, custody and transfer agency fees:

Administration and fund accounting	$190,740
Compliance Services	$12,286
Custody	$28,850
Transfer Agency	$63,123

At June 30, 2021, the Fund had payables due to Fund Services for administration and fund accounting, compliance, custody, transfer agency fees to U.S. Bank in the following amounts:

Administration and fund accounting	$32,406
Compliance Services	$2,061
Custody	$4,938
Transfer Agency	$10,502

The above payable amounts are included in other accrued expenses in the Consolidated Statement of Assets and Liabilities.

The Independent Trustees were paid $15,967 for their services during the year ended June 30, 2021. The Fund pays no compensation to the Interested Trustee or officers of the Trust.

Note 4 – Distribution Plan

Third party distribution and servicing expenses may be paid directly by the Fund or through the Investment Adviser in its administrative role for purposes of facilitating and monitoring payments under the Plan.

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Fund’s distributor and principal underwriter in a continuous public offering of the Fund’s shares and is paid for its services by the Investment Adviser out of the fees received under the Plan and may be paid out of the Investment Adviser’s own resources.

On July 7, 2021, Foreside Financial Group, LLC (“Foreside”), the parent company of Quasar Distributors, LLC (“Quasar”), the Fund’s distributor, announced that it had entered into a definitive purchase and sale agreement with Genstar Capital (“Genstar”) such that Genstar would acquire a majority stake in Foreside. The transaction is expected to close at the end of the third quarter of 2021. Quasar will remain the Fund’s distributor at the close of the transaction, subject to Board approval.

Fulcrum Diversified Absolute Return Fund

Notes to Consolidated Financial Statements (Continued)

June 30, 2021

Note 5 – Portfolio Securities Transactions

The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended June 30, 2021, were as follows:

Purchases	$14,644,197
Sales	$15,091,557

Note 6 – Federal Income Tax Information

At June 30, 2021, the components of distributable earnings for income tax purposes were as follows:

	Investments	Written Options	Foreign Currencies	Forward Currency Contracts	Futures Contracts	Swap Contracts	Total

Tax cost of Investments	$51,563,767	$(682,026)	$1,578,307	$(122,058)	$839,743	$202,180	$53,379,913
Unrealized Appreciation	1,915,010	11,767	3,156	160,994	829,021	—	2,919,948
Unrealized Depreciation	(695,305)	—	(9,344)	(7,821)	(117,671)	—	(830,141)
Net unrealized appreciation (depreciation)	1,219,705	11,767	(6,188)	153,173	711,350	—	2,089,807

Undistributed Ordinary Income	7,513,986	—	—	—	—	—	7,513,986
Other accumulated gain	(1,267,114)	—	—	—	—	—	(1,267,114)

Total distributable earnings	$7,466,577	$11,767	$(6,188)	$153,173	$711,350	$—	$8,336,679

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable in part to the tax deferral of losses on wash sales.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2021, permanent differences in book and tax accounting have been reclassified to capital, and distributable earnings as follows:

Distributable Earnings	Paid In Capital
$ (2,325,244)	$ 2,325,244

Fulcrum Diversified Absolute Return Fund

Notes to Consolidated Financial Statements (Continued)

June 30, 2021

The tax character of distributions paid during the year ended June 30, 2021, and June 30, 2020 were as follows:

Distributions Paid From:	Year ended June 30, 2021	Year ended June 30, 2020
Ordinary Income	$7,747,458	$41,301
Long-Term Capital Gains	1,388,354	—
Total Distributions Paid	$9,135,812	$41,301

The Fund is required, in order to meet certain excise tax requirements, to measure and distribute annually, net capital gains realized during the twelve month period ending October 31. In connection with this requirement, the Fund is permitted, for tax purposes, to defer into its next fiscal year any net capital losses incurred from November 1 through the end of the fiscal year. Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. At June 30, 2021, the Fund had no late-year losses and $1,272,918 in post-October losses.

At June 30, 2021, the Fund had no capital loss carryforwards, which reduce the Fund’s taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax.

Note 7 – Commitments and Contingencies

In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 8 – Subsequent Events

Management has evaluated events and transactions that occurred subsequent to June 30, 2021 through the date the financial statements have been issued and has determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

Note 9 – COVID-19 Risk

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Fulcrum Diversified Absolute Return Fund

Notes to Consolidated Financial Statements (Continued)

June 30, 2021

Note 10 – New Accounting Pronouncement

ASU 2020-04. In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (“LIBOR”) quotes by the UK Financial Conduct Authority. The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. In addition, derivative contracts that qualified for hedge accounting prior to modification, will be allowed to continue to receive such treatment, even if critical terms change due to a change in the benchmark interest rate. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management is currently assessing the impact of the ASU’s adoption to the Fund’s consolidated financial statements and various filings.

Rule 18f-4. On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Rule 2a-5. In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Trust for Advised Portfolios

and the Shareholders of Fulcrum Diversified Absolute Return Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Fulcrum Diversified Absolute Return Fund, a series of shares of beneficial interest in Trust for Advised Portfolios (the “Fund”), including the consolidated schedule of investments, as of June 30, 2021, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended and the consolidated financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Trust for Advised Portfolios since 2010.

Philadelphia, Pennsylvania

August 28, 2021

Fulcrum Diversified Absolute Return Fund
Additional Information
June 30, 2021

Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission (SEC) on Part F of Form N-PORT. The Fund’s Form N-PORT is available without charge by visiting the SEC’s Web site at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Proxy Voting

You may obtain a description of the Fund’s proxy voting policy and voting records, without charge, upon request by contacting the Fund directly at 1-855-538-5278 or on the EDGAR Database on the SEC’s website at ww.sec.gov. The Fund files its proxy voting records annually as of June 30, with the SEC on Form N-PX. The Fund’s Form N-PX is available without charge by visiting the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330.

Tax Information

For the fiscal year ended June 30, 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended June 30, 2021 was 0.00%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 33.42%.

Statement Regarding Liquidity Risk Management Program

The Fund has adopted a liquidity risk management program. The Funds' Board has designated a Liquidity Risk Committee ("Committee") of the Adviser to serve as the administrator of the program. The Committee conducts the day-to-day operation of the program pursuant to policies and procedures administered by the Committee.

Under the program, the Committee manages the Fund's liquidity risk, which is the risk that a Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders' interests in a Fund. This risk is managed by monitoring the degree of liquidity of the Fund's investments, limiting the amount of the Fund's illiquid investments, and utilizing various risk management tools and facilities available to each Fund for meeting shareholder redemptions, among other means.

The Funds' Board reviewed a report prepared by the Committee regarding the operation and effectiveness of the program for the period January 1, 2020 through December 31, 2020. No liquidity events impacting either of the Funds were noted in the report. In addition, the Committee provided its assessment that the program had been effective in managing each Fund's liquidity risk.

Fulcrum Diversified Absolute Return Fund
Trustees and Officer Information (Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships(3) Held During Past 5 Years by Trustee
Independent Trustees(4)
John Chrystal 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2011	Retired.	1	The Bancorp, Inc. (2013 to present); Insurance Acquisition Corp II (2020 to present); Regatta Loan Management LLC (2015 to present).
Harry E. Resis 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1945	Trustee	Since 2012	Private investor. Previously served as Director of US Fixed Income for Henderson Global Investors	1	None
Brian S. Ferrie 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1958	Trustee	Since 2020	Chief Compliance Officer, Treasurer, The Jensen Quality Growth Fund (2004 to 2020); Treasurer, Jensen Investment Management (2003 to 2020)	1	None
Wan-Chong Kung 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1960	Trustee	Since 2020	Senior Fund Manager, Nuveen Asset Management (FAF Advisors/First American Funds) (2011 to 2019)	1	None
Interested Trustee(5)
Christopher E. Kashmerick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1974	Trustee, Chairman, President and Principal Executive Officer	Trustee since 2018; Chairman Since 2018; President and Principal Executive Officer since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)	1	None

Fulcrum Diversified Absolute Return Fund

Trustees and Officer Information (Continued) (Unaudited)

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Steven J. Jensen 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1957	Vice President, Chief Compliance Officer and AML Officer	Since 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Russell B. Simon 615 E. Michigan Street Milwaukee, WI 53202 Year of birth:1980	Treasurer and Principal Financial Officer	Since 2014	Vice President, U.S. Bancorp Fund Services, LLC (2011 to present)
Scott A. Resnick 615 E. Michigan Street Milwaukee, WI 53202 Year of birth: 1983	Secretary	Since 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2018 - present); Associate, Legal & Compliance, PIMCO (2012-2018)

(1)	Each Trustee serves an indefinite term; however, under the terms of the Board’s retirement policy, a Trustee shall retire at the end of the calendar year in which he or she reaches the age of 75 (this policy does not apply to any Trustee serving at the time the policy was adopted). Each officer serves an indefinite term until the election of a successor.

(2)	The Trust is comprised of numerous series managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment advisor with any other series.

(3)	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).

(5)	Mr. Kashmerick is an “interested person” of the Trust as defined by the 1940 Act. Mr. Kashmerick is an interested Trustee of the Trust by virtue of the fact that, until March 31, 2020, he was an interested person of Quasar Distributors, LLC, the Trust’s distributor.

The Fund’s Statement of Additional Information (“SAI”) includes information about the Fund’s Trustees and is available without charge, upon request, by calling 1-855-538-5278.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Adviser

Fulcrum Asset Management LLP

Marble Arch House

66 Seymour Street

London W1H 5BT

United Kingdom

Distributor

Quasar Distributors, LLC

111 East Kilbourn Ave. Suite 2200

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association

Custody Operations

1555 North River Center Drive, Suite 302

Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 3rd Floor

Philadelphia, PA 19103

Legal Counsel

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John Chrystal, Harry E. Resis and Brian Ferrie are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2021	FYE 06/30/2020
( a ) Audit Fees	$30,000	$30,000
( b ) Audit-Related Fees	None	None
( c ) Tax Fees	$4,600	$4,600
( d ) All Other Fees	None	None

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by the principal accountant applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2021	FYE 6/30/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 6/30/2021	FYE 6/30/2020
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d 15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Trust for Advised Portfolios

By  /s/  Christopher E. Kashmerick
                   Christopher E. Kashmerick, President

Date         September 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By  /s/  Christopher E. Kashmerick
                   Christopher E. Kashmerick, President

Date             September 3, 2021

By  /s/  Russell B. Simon
                    Russell B. Simon, Treasurer

Date            September 3, 2021